                                                                EXHIBIT (17)(x)



                                THE PNC(R) FUND

                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                October 28, 1994

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of The PNC Fund covering the year ended September 30, 1994. This report includes security listings, performance results and important tax information for the money market portfolios of The PNC Fund.

     These portfolios cover a wide range of money market fund objectives, allowing shareholders to more precisely match their investments with their overall financial goals. The portfolios are managed with a sophisticated blend of discipline, experience and expertise. Each of the money market portfolios continues to provide investors with a competitive short-term investment product that seeks a high level of current income consistent with maintaining liquidity and stability of principal.

     If you have any questions regarding The PNC Fund or the enclosed information, please contact the Fund at 1-800-422-6538.

     We appreciate your participation in The PNC Fund and we welcome opportunities to better service your needs.

                                         Sincerely,

                                         [LOGO]
                                         G. Willing Pepper
                                         Chairman and President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE MUNICIPAL MONEY MARKET PORTFOLIOS OF THE PNC FUND

     During the fiscal year ended September 30, 1994, 100% of the dividends paid by each of the following Municipal Money Market Portfolios were exempt-interest dividends for purposes of federal income taxes and free from such taxes. However, the percentage of these dividends subject to the alternative minimum tax is as follows: Municipal Money Market Portfolio 19.66%, Ohio Municipal Money Market Portfolio 28.59%, Pennsylvania Municipal Money Market Portfolio 27.91%, North Carolina Municipal Money Market Portfolio 13.36% and Virginia Municipal Money Market Portfolio 21.88%.

     In January 1995, you will be furnished with a schedule showing the percentage breakdown by state or U.S. possession of the source of interest earned by each Portfolio in 1994.

                                  THE PNC FUND

                    ANNUAL REPORT OF THE INVESTMENT ADVISER

     One year ago, the nation's economy was exhibiting only faint signs of a recovery and short-term interest rates, the Federal Reserve's tool to govern the rate of economic growth, were being maintained at a very stimulative level of 3%. Inflation was a mild 2.5%. In the four quarters since last summer, the financial markets have witnessed a pick up in all three areas -- the economy, interest rates and inflation. In the first two quarters of 1994, real gross domestic product (GDP) grew by 3.3% and 4.1%, versus 1.2% and 2.4% during the first two quarters of 1993. Short-term interest rates jumped to 4.75% over the last fiscal year, an increase of 175 basis points, as the Federal Reserve took pre-emptive actions against inflation and raised the federal funds rate on five separate occasions. Presently, it's too early to determine the effect of this more restrictive monetary policy. However, inflation has shown signs of escalating and is averaging about 3.0-3.5%. Pressure on consumer and producer prices has been evidenced by large jumps in commodity prices and capacity utilization, the latter hitting a five-year high in August at 84.7%.

     In the taxable money markets, the key factor was a series of Fed tightenings, in February, March, April, May and August, that increased short-term interest rates by a total of 175 basis points. Each of these moves was targeted to keep inflation from rekindling. For much of the period, the actual news on inflation remained quite mild, and the Fed's actions were viewed with a degree of skepticism by investors. The reality of the dramatic change in policy, however, encouraged even the most bullish investor to shorten the maturities of investments and increase holdings in variable rate obligations.

     Municipal bond prices tumbled in the aftermath of the five Federal Reserve tightenings. Tax-exempt bonds fell in tandem with prices in the U.S. Treasury market amid concerns that the economy would begin generating inflation. Investors shifted their municipal investments out of longer-term municipal bond funds, causing the tax-exempt money market sector to experience tremendous asset growth during the period. Total tax-exempt assets grew almost $10 billion during the period and peaked out at $118.8 billion during April, according to IBC/Donoghue's Money Fund Report. This increase in assets, coupled with a general lack of supply and portfolio managers' concerns over future rate increases caused variable rate demand instruments to remain below 2% for much of the period. During the summer, investors began feeling comfortable that further tightening would be put on hold for the near-term and assets began moving back into longer-term, higher yielding instruments.

     During the last year, the stock market advanced 2.6% as measured by the Standard and Poor's 500 Composite Stock Price Index. However, there were wide variances in performance within various sectors of the market. The Dow Jones Industrial Average rose 7.2% for the period and the NASDAQ was up 3.1%. Within sectors, the best performance was registered by industrial companies which benefitted from the continuing economic expansion and resulting strength in earnings. However, those sectors which react to the level and direction of interest rates did not fare as well. The S&P Financial and Utility Indices were off 1.1% and 15.7%, respectively.

     Interest rates rose sharply in the taxable fixed income market during the year, as the Federal Reserve increased the federal funds rate and the discount rate to 4.75% and 4.00%, respectively. By changing monetary policy from accommodative to neutral, the Fed attempted to prevent inflationary pressures from becoming a problem. The effect of the Fed's actions was to initially steepen the U.S. Treasury yield curve as long-term rates rose faster than short-term rates. By May, the slope of the yield curve was 375 basis points versus 300 basis points last August. Since May, however, the curve has flattened to 300 basis points again, as long-term yields have held steady near 7.50% while short-term rates have jumped by 50-75 basis points.

     Yields in the long-term tax-exempt market remained fairly constant in the fourth quarter of 1993, and through January 1994. However, evidence of an accelerating economy prompted the Federal Reserve to tighten credit in early February 1994. Additional increases in short-term rates were made over the next six months to curb inflation and protect the dollar. For the twelve-month period ended August 31, 1994, the Bond Buyer Index (BBI) increased 86 basis points to 6.16%, while the longer Revenue Bond Index (RBI) increased 90 basis points to 6.43%. The RBI, as a percentage of the 30-year Treasury, increased from 91.71% to 86.36%, as municipals outperformed Treasuries for the period.

                                       PNC INSTITUTIONAL MANAGEMENT CORPORATION

October 28, 1994

                                THE PNC(R) FUND

                             MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                        MATURITY    (000)        VALUE
                        ---------  --------   ------------
AGENCY OBLIGATIONS -- 5.0%
FEDERAL NATIONAL MORTGAGE
ASSOCIATION DISCOUNT NOTES
   4.77%                12/29/94   $ 15,000   $ 14,823,113
   5.02%                02/13/95     20,000     19,623,500
   5.37%                03/22/95     10,000      9,743,433
   5.40%                03/22/95     10,000      9,742,000
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $53,932,046)                            53,932,046
                                              ------------
CERTIFICATES OF DEPOSIT -- 10.2%
DOMESTIC -- 1.4%
  NationsBank North Carolina
   5.35%                06/07/95      5,000      4,999,843
  Northern Trust Bank
   5.25%                06/16/95     10,000      9,995,264
                                              ------------
                                                14,995,107
                                              ------------
YANKEE DOLLAR -- 8.8%
  Australia and New Zealand
   Banking Group
   5.12%                01/31/95     10,000     10,000,000
  National Westminster Bank
   4.90%                12/08/94     15,000     15,000,000
  Rabobank Nederland
   4.70%                12/12/94     25,000     25,000,000
  Sanwa Bank Ltd. Japan
   5.00%                11/28/94     25,000     25,000,000
  Societe Generale
   4.88%                12/28/94     10,000     10,000,000
  Sumitomo Bank
   5.00%                12/15/94     10,000     10,000,000
                                              ------------
                                                95,000,000
                                              ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $109,995,107)                          109,995,107
                                              ------------
COMMERCIAL PAPER -- 23.5%
ASSET BACKED SECURITIES -- 3.9%
  Beta Finance, Inc.
   5.12%                02/03/95     18,000     17,680,000
   5.07%                03/08/95     10,000      9,777,483
   5.20%                03/13/95     15,000     14,646,833
                                              ------------
                                                42,104,316
                                              ------------

                                     PAR
                        MATURITY    (000)        VALUE
                        ---------  --------   ------------
COMMERCIAL PAPER (CONTINUED)
BANKS -- 9.1%
  Abbey National North America Corp.
   5.07%                03/06/95   $ 10,000   $  9,780,300
   5.07%                03/07/95     10,000      9,778,892
  National City Corporation
   4.75%                12/12/94     10,000      9,905,000
   4.80%                12/19/94      5,000      4,947,333
   5.00%                12/27/94     25,000     24,697,917
   5.10%                03/06/95     10,000      9,779,000
  Republic National Bank
   4.85%                01/04/95     15,000     14,808,021
  Toronto Dominion Holding Corp.
   4.95%                02/06/95     15,000     14,736,000
                                              ------------
                                                98,432,463
                                              ------------
FINANCE LESSORS -- 3.2%
  General Electric Capital Corp.
   5.40%                03/27/95     15,000     14,601,750
  IBM Credit Corp.
   4.86%                11/14/94     20,000     19,881,200
                                              ------------
                                                34,482,950
                                              ------------
PERSONAL CREDIT INSTITUTIONS -- 5.5%
  BMW US Capital Corp.
   4.80%                11/14/94     10,000      9,941,333
  Ford Motor Credit Corp.
   4.85%                11/15/94     15,000     14,909,063
  Household Finance Corp.
   4.75%                10/04/94     15,000     14,994,063
   4.57%                10/12/94     20,000     19,972,072
                                              ------------
                                                59,816,531
                                              ------------
SHORT-TERM BUSINESS CREDIT INSTITUTION -- 1.8%
  Asset Securitization Coop Corp.
   4.65%                10/24/94     20,000     19,940,583
                                              ------------
TOTAL COMMERCIAL PAPER
  (Cost $254,776,843)                          254,776,843
                                              ------------
MEDIUM TERM NOTES -- 9.7%
FINANCE LESSORS -- 2.8%
  General Electric Capital Corp.
   4.75%                10/25/94     30,000     30,000,000
                                              ------------

                See accompanying notes to financial statements.

                             MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                        MATURITY    (000)        VALUE
                        ---------  --------   ------------
MEDIUM TERM NOTES (CONTINUED)
SECURITY BROKERS AND DEALERS -- 6.9%
  Bear Stearns Treasury Rate Notes
   5.13%                10/04/94   $ 15,000   $ 15,000,000
  J.P. Morgan Securities, Inc.
   5.00%                11/10/94     45,000     45,000,000
  Morgan Stanley Group
   4.99%                01/18/95     15,000     15,000,000
                                              ------------
                                                75,000,000
                                              ------------
TOTAL MEDIUM TERM NOTES
  (Cost $105,000,000)                          105,000,000
                                              ------------
TIME DEPOSITS -- 6.9%
  Bank of Tokyo
   4.8437%              10/03/94     25,000     25,000,000
  Mitsubishi Bank
   4.8437%              10/07/94     50,000     50,000,000
                                              ------------
TOTAL TIME DEPOSITS
  (Cost $75,000,000)                            75,000,000
                                              ------------
U.S. TREASURY OBLIGATIONS -- 2.3%
  U.S. Treasury Notes
   6.00%                11/15/94     25,000     25,077,353
   (Cost $25,077,353)
VARIABLE RATE OBLIGATIONS -- 24.7%
BANKS -- 4.1%
  First National Bank Chicago
   4.92%**              10/03/94     45,000     44,985,021
                                              ------------
SECURITY BROKERS AND DEALERS -- 14.5%
  Bear Stearns & Co., Inc.
   5.41%**              10/04/94     30,000     30,000,000
  Goldman Sachs Group L.P.
   5.125%**             10/11/94     47,000     47,000,000
  Lehman Brothers Holdings, Inc.
   5.15%**              12/07/94     50,000     50,000,000
  Morgan Stanley Group
   5.29%**              10/04/94     30,000     29,998,328
                                              ------------
                                               156,998,328
                                              ------------
STUDENT LOAN MARKETING ASSOCIATION -- 6.1%
   5.07%**              10/04/94     25,000     25,000,000
   5.11%**              10/04/94     20,000     20,000,000
   5.12%**              10/04/94     21,000     20,995,482
                                              ------------
                                                65,995,482
                                              ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $267,978,831)                          267,978,831
                                              ------------

                                     PAR
                        MATURITY    (000)        VALUE
                        ---------  --------   ------------
REPURCHASE AGREEMENTS -- 16.2%
  Kidder, Peabody & Co.
   5.40%                10/03/94   $100,000   $100,000,000
   (Agreement dated 09/30/94 to
   be repurchased at
   $100,045,000. Collateralized
   by $163,802,662 Federal
   National Mortgage Association
   and Federal Home Loan Mortgage
   Corporation, 5.00% to 10.15%
   due 4/15/97 to 09/01/24. The
   market value of the collateral
   is $102,431,318.)
  Morgan Stanley & Co.
   5.32%                10/03/94     65,000     65,000,000
   (Agreement dated 09/30/94 to
   be repurchased at $65,028,817.
   Collateralized by $75,050,000
   Federal Home Loan Bank
   Discount Notes, 5.32% due
   12/01/99. The market value of
   the collateral is
   $66,366,339.)
  PaineWebber Group
   4.95%                10/03/94     10,000     10,000,000
                                              ------------
   (Agreement dated 09/30/94 to
   be repurchased at $10,004,125.
   Collateralized by $13,698,000
   Federal National Mortgage
   Association and Federal Home
   Loan Mortgage Corporation,
   5.75% to 7.00% due 11/15/08 to
   12/15/23. The market value of
   the collateral is
   $10,240,428.)
TOTAL REPURCHASE AGREEMENTS
  (Cost $175,000,000)                          175,000,000
                                              ------------

                See accompanying notes to financial statements.

                             MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                NUMBER
                               OF SHARES        VALUE
                              -----------   --------------
INFINITY CASH RESERVE -- PRIME -- 1.5%
  (Cost $16,259,362)           16,259,362   $   16,259,362
                                            --------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $1,083,019,542*)           100.0%   $1,083,019,542
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0%          242,106
                                   ------   --------------
NET ASSETS (Equivalent to
  $1.00 per share based on
  502,962,691 Institutional
  shares, 575,957,482
  Service shares and
  4,342,111 Series A
  Investor shares
  outstanding)                     100.0%   $1,083,261,648
                                   ======   ==============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($1,083,261,648 / 1,083,262,284)                   $1.00
                                                     =====

-------------

 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of September 30, 1994, and maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                        MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
ALABAMA -- 1.2%
  Port City Medical Clinic Board
   of Mobile RB (Mobile Infirmary
   Association)
   3.15%                10/11/94    $1,000   $  1,000,000
  Port City Medical Clinic Board
   of Mobile RB Series 1992 A
   (Mobile Infirmary Association)
   2.95%                10/17/94     1,000      1,000,000
                                             ------------
                                                2,000,000
                                             ------------
ARIZONA  -- 5.3%
  Apache County IDA Series 1983 B
   (Tucson Electric Power Company
   Springerville Project)
   3.55%**              10/07/94     2,000      2,000,000
  Arizona Health Facilities
   Authority RB (Sambor 86)
   3.80%**              10/07/94       900        900,000
  Maricopa County Pollution
   Control Refunding RB
   Series 1994 F Arizona Public
   Service Co. (Palo Verde
   Project)
   3.80%**              10/01/94     1,800      1,800,000
  Phoenix IDA Multifamily Housing
   Refunding RB (Paradise Shadows
   II)
   3.55%**              10/07/94        75         75,000
  Salt River Project Agriculture
   Improvement Power District
   Electric System Refunding RB
   Series C
   3.90%**              10/07/94     3,840      3,840,000
                                             ------------
                                                8,615,000
                                             ------------
CALIFORNIA  -- 11.6%
  California Higher Education Loan
   Authority Student Loan
   Refunding RB Series 1987 A
   3.60%                05/01/95     1,000      1,000,000
  City of Long Beach Harbor
   Department Commercial Paper
   Notes Series A
   3.05%                10/19/94     2,000      2,000,000
  Los Angeles County TRAN
   4.50%                06/30/95     4,000      4,018,651
  State of California RAW Series
   1994 A
   3.75%                12/21/94     2,000      2,003,245

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
CALIFORNIA (CONTINUED)
  State of California 1994-95 RAN
   Series A
   5.00%                06/28/95    $5,000   $  5,029,011
  State of California 1994-95 RAN
   Series B
   3.51%                10/30/94     5,000      5,000,000
                                             ------------
                                               19,050,907
                                             ------------
COLORADO -- 13.2%
  Arapahoe County Capital
   Improvement Highway RB Series K
   3.90%                02/28/95     3,000      3,000,000
  Arapahoe County Capital
   Improvement Highway RB Series L
   3.90%                02/28/95     3,000      3,000,000
  City & County of Denver Airport
   System Subordinated RB Series B
   3.50%                11/14/94     2,000      2,000,000
   3.70%                12/16/94     2,000      2,000,000
  City & County of Denver Airport
   System Subordinated RB Series D
   3.40%                10/14/94       700        700,000
  City & County of Denver Airport
   System Subordinated RB Series E
   3.40%                10/14/94     1,000      1,000,000
   3.25%                10/25/94     3,000      3,000,000
   3.60%                11/07/94     2,700      2,700,000
   3.50%                11/14/94     1,700      1,700,000
   3.70%                11/30/94     2,500      2,500,000
                                             ------------
                                               21,600,000
                                             ------------
DISTRICT OF COLUMBIA -- 0.8%
  District of Columbia Hospital RB
   Series A (Columbia Hospital for
   Women)
   3.65%**              10/07/94     1,300      1,300,000
                                             ------------
FLORIDA -- 8.8%
  Florida Housing Finance Agency
   Housing RB Series J (Ashley
   Lake II Project)
   3.65%**              10/07/94       400        400,000

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
FLORIDA (CONTINUED)
  Jacksonville Pollution Control
   Refunding RB (Florida Power and
   Light)
   3.10%                10/26/94    $2,500   $  2,500,000
   3.10%                10/27/94     2,500      2,500,000
   2.85%                11/07/94     2,800      2,800,000
  Jacksonville Pollution Control
   Refunding RB (Florida Power
   & Light)
   3.00%                11/01/94     5,000      5,000,000
  Sarasota County Public Hospital
   District (Sarasota Memorial
   Hospital Project)
   2.90%                10/14/94     1,200      1,200,000
                                             ------------
                                               14,400,000
                                             ------------
GEORGIA -- 0.9%
  Municipal Association Pooled
   Bonds
   3.55%**              10/07/94       440        440,000
  Private Colleges & Universities
   Authority RB (Emory University
   Project)
   3.40%                11/16/94     1,000      1,000,000
                                             ------------
                                                1,440,000
                                             ------------
HAWAII -- 3.8%
  State of Hawaii GO Refunding
   Bonds of 1993, Series CD
   3.75%**              10/07/94     6,190      6,190,000
                                             ------------
ILLINOIS -- 1.8%
  Chicago Gas Supply RB (Peoples
   Gas & Light)
   2.55%                12/01/94     2,000      2,000,000
  Chicago O'Hare RB Series 1984 B
   3.35%                01/01/95     1,000      1,000,000
                                             ------------
                                                3,000,000
                                             ------------
INDIANA -- 2.6%
  Sullivan Hoosier Energy Rural
   Electric Corporation, Inc.
   Series 1985
   2.90%                10/13/94     2,000      2,000,000

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
INDIANA (CONTINUED)
  Sullivan PCRB Hoosier Energy
   Rural Electric Cooporative
   Series 1985
   2.95%                10/17/94    $2,185   $  2,185,000
                                             ------------
                                                4,185,000
                                             ------------
KANSAS -- 0.7%
  Burlington PCRB Series B (Kansas
   Power & Light)
   3.00%                10/17/94     1,200      1,200,000
                                             ------------
KENTUCKY -- 0.6%
  Maysville Solid Waste Disposal
   Facilities RB
   3.50%                11/07/94     1,035      1,035,000
                                             ------------
LOUISIANA -- 1.2%
  Plaquesmines Port Harbor
   3.40%                03/15/95     2,000      2,000,000
                                             ------------
MARYLAND -- 4.9%
  Maryland GO Tender Option Bonds
   Series K
   4.00%**              10/07/94     8,000      8,000,000
                                             ------------
MASSACHUSETTS -- 3.6%
  Commonwealth of Massachusetts GO
   Bonds (Custodial
   Receipts -- Topstar) Series
   1992
   3.85%                10/07/94     2,900      2,900,000
  Massachusetts Health & Education
   Capital Asset Program Series C
   3.40%**              10/01/94     3,000      3,000,000
                                             ------------
                                                5,900,000
                                             ------------
MICHIGAN -- 3.0%
  Michigan State Housing
   Development Authority Rental
   Housing RB Series 1994 C
   3.10%                02/28/95     3,000      3,000,000
  Northville IDA (Thrifty
   Northville Project)
   3.925%**             10/07/94     2,000      2,000,000
                                             ------------
                                                5,000,000
                                             ------------

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
MINNESOTA -- 1.2%
  Becker PCRB Northern States
   Power Company (Sherburne County
   Station Unit 3 Project)
   3.45%                11/21/94    $2,000   $  2,000,000
                                             ------------
MISSOURI -- 0.9%
  Mid America Health Series
   3.95%**              10/07/94     1,400      1,400,000
                                             ------------
NEW HAMPSHIRE -- 2.7%
  Business Finance Authority PCRB
   (New England Power Company
   Project)
   3.20%                10/11/94     1,000      1,000,000
   3.40%                11/29/94     3,500      3,500,000
                                             ------------
                                                4,500,000
                                             ------------
NEW YORK -- 9.0%
  City of Yonkers IDA Series 1985
   (Kawasaki Rolling Stock, Inc.
   Project)
   3.80%**              10/01/94     2,500      2,500,000
  Metropolitan Transportation
   Authority Transit Facilities RB
   Series K (Municipal Securities
   Trust Receipts Pre-Refunded)
   3.80%**              10/07/94     1,000      1,000,000
  New York City GO RAN Fiscal 1995
   Series B
   3.4125%**           10/07/94      8,000      8,000,000
  New York Dormitory Authority
   Series B (New York State
   University)
   3.75%**              10/07/94     3,300      3,300,000
                                             ------------
                                               14,800,000
                                             ------------
OHIO -- 2.3%
  Columbus GO Tender Option Bonds
   Putters Program Series 15 C
   3.75%**              10/07/94     1,500      1,500,000
  Findlay Water Works
   3.40%**              10/07/94       300        300,000
  Montgomery County Hospital
   Facility Series 1985 B (Miami
   Valley Hospital)
   2.90%                10/12/94     2,000      2,000,000
                                             ------------
                                                3,800,000
                                             ------------

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
PENNSYLVANIA -- 1.8%
  Emmaus General Authority Local
   Government RB (Bond Pool
   Program) Sub-Series B-7
   Shanghai
   3.85%**              10/07/94    $2,900   $  2,900,000
                                             ------------
TENNESSEE -- 0.7%
  Knox County IDB (Middlebrook
   Property Ltd.)
   3.30%**              10/07/94     1,100      1,100,000
                                             ------------
TEXAS -- 7.5%
  Brazos River Harbor Navigation
   District Brazoria County Harbor
   RB Series 1992 (Dow Chemical
   Project)
   3.05%                10/12/94     1,800      1,800,000
  Brazos River Harbor Navigation
   District Brazoria County (Dow
   Chemical Project)
   3.00%                10/13/94     1,000      1,000,000
  Lower Neches Valley Authority
   Chevron, Inc.
   3.50%                02/15/95     1,000      1,000,000
  Port of Corpus Christi of Nueces
   County Refunding RB Series 1992
   (Union Pacific Corp. Project)
   2.95%                10/14/94     2,500      2,500,000
  West Side Calhoun County
   Development Authority (Sonio
   Chemical Co. Project)
   3.20%                10/03/94     6,000      6,000,000
                                             ------------
                                               12,300,000
                                             ------------
UTAH -- 2.7%
  Intermountain Power Agency Power
   Supply Series F-2
   2.85%                10/11/94     1,400      1,400,000
  Intermountain Power Agency Power
   Supply RB Series 1985 F
   3.75%                03/15/95     3,000      3,000,000
                                             ------------
                                                4,400,000
                                             ------------
VIRGINIA -- 1.8%
  Chesapeake IDA Series 1985
   (Virginia Electric Power
   Company Project)
   2.90%                10/07/94     1,000      1,000,000

                See accompanying notes to financial statements.

                        MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                         MATURITY   (000)       VALUE
                         ---------  ------   ------------
VIRGINIA (CONTINUED)
  Chesterfield County IDA PCRB
   (Virginia Electric & Power)
   2.95%                10/11/94    $2,000   $  2,000,000
                                             ------------
                                                3,000,000
                                             ------------
WASHINGTON -- 3.3%
  State of Washington Various
   Purpose GO Refunding Bonds
   Series B-2 Ref. Topstar
   Custodial Receipts
   3.90%**              10/07/94     5,400      5,400,000
                                             ------------
WYOMING -- 1.8%
  Sweetwater County Environmental
   Improvement RB Series 1990 A
   (Pacific Corp. Project)
   3.05%                10/07/94     3,000      3,000,000
                                             ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $163,515,907*)               99.7%   $163,515,907
OTHER ASSETS IN EXCESS OF
  LIABILITIES                         0.3%        490,848
                                    ------   ------------
NET ASSETS(Equivalent $1.00 per
  share based on 30,612,000
  Institutional shares,
  133,376,516 Service shares and
  41,199 Series A Investor shares
  outstanding)                      100.0%   $164,006,755
                                    ======   ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($164,006,755 / 164,029,715)                      $1.00
                                                    =====
-------------
 * Aggregate cost for Federal tax purposes.
** Rates shown are the rates as of September 30, 1994,
   and the maturities shown are the longer of the next
   interest readjustment date or the date the principal
   amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                       GOVERNMENT MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------   -------    ------------
AGENCY OBLIGATIONS -- 49.1%
FEDERAL FARM CREDIT BANK
DISCOUNT NOTES -- 13.3%
  4.75%                11/21/94    $15,000    $ 14,899,063
  5.00%                02/02/95      7,000       6,879,444
  4.93%                03/01/95     14,425      14,126,711
  4.94%                03/06/95     10,000       9,785,933
  5.32%                03/21/95      9,400       9,162,462
                                              ------------
                                                54,853,613
                                              ------------
FEDERAL HOME LOAN BANK
CONSOLIDATED DISCOUNT
NOTES -- 14.9%
  4.66%                10/11/94     20,000      19,974,111
  4.92%                11/02/94      5,000       4,978,133
  4.66%                12/20/94      7,000       6,927,511
  4.69%                01/11/95      7,000       6,906,982
  5.15%                01/27/95      8,000       7,864,956
  5.22%                02/09/95     15,000      14,715,075
                                              ------------
                                                61,366,768
                                              ------------
FEDERAL HOME LOAN MORTGAGE
CORPORATION -- 0.9%
  4.78%                12/09/94      3,900       3,864,270
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION DISCOUNT
NOTES -- 20.0%
  4.45%                10/27/94      8,000       7,974,289
  4.62%                10/27/94     10,000       9,966,633
  4.64%                10/27/94     21,000      20,929,627
  4.60%                11/01/94      6,000       5,976,233
  4.89%                11/07/94     10,000       9,949,742
  4.75%                11/29/94     10,000       9,922,152
  5.09%                02/17/95      8,000       7,842,776
  5.04%                03/06/95     10,000       9,781,600
                                              ------------
                                                82,343,052
                                              ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $202,427,703)                          202,427,703
                                              ------------
U.S. TREASURY OBLIGATIONS -- 1.5%
U.S. TREASURY NOTES
  7.625%               12/31/94      6,000       6,038,299
  (Cost $6,038,299)

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------   -------    ------------
VARIABLE RATE OBLIGATIONS -- 30.3%
FEDERAL HOME LOAN BANK VARIABLE
  RATE BONDS -- 2.4%
  4.655%**             11/01/94    $10,000    $  9,990,654
                                              ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION VARIABLE RATE
NOTES -- 10.9%
  4.66%**              10/03/94     25,000      25,000,000
  5.44%**              10/04/94     20,000      20,000,000
                                              ------------
                                                45,000,000
                                              ------------
STUDENT LOAN MARKETING
ASSOCIATION VARIABLE RATE
NOTES -- 17.0%
  5.09%**              10/04/94      5,000       4,997,090
  5.10%**              10/04/94      5,000       5,000,000
  5.11%**              10/04/94      5,000       5,000,000
  5.12%**              10/04/94      6,000       6,000,000
  5.14%**              10/04/94      5,000       5,002,846
  5.22%**              10/04/94      5,500       5,503,738
  5.27%**              10/04/94     20,600      20,668,185
  5.295%**             10/04/94      4,000       4,012,169
  5.345%**             10/04/94      5,825       5,859,743
  5.52%**              10/04/94      7,750       7,760,470
                                              ------------
                                                69,804,241
                                              ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $124,794,895)                          124,794,895
                                              ------------
REPURCHASE AGREEMENTS -- 19.2%
  Kidder, Peabody & Co.
   5.33%               10/03/94      9,058       9,058,000
   (Agreement dated 09/30/94 to
   be repurchased at $9,062,023.
   Collateralized by $15,896,537
   Federal National Mortgage
   Association and Federal Home
   Loan Mortgage Corporation,
   6.00% to 13.391% due 09/01/09
   to 03/15/24. The market value
   of the collateral is
   $9,223,686.)

                See accompanying notes to financial statements.

                       GOVERNMENT MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                     PAR
                       MATURITY     (000)        VALUE
                       ---------   -------    ------------
REPURCHASE AGREEMENTS (CONTINUED)
  Morgan Stanley & Co.
   5.32%               10/03/94    $70,000    $ 70,000,000
                                              ------------
   (Agreement dated 09/30/94
   to be repurchased at
   $70,031,033. Collateralized
   by $87,810,000 Federal Home
   Loan Bank Discount Notes,
   5.32% due 12/20/00. The
   market value of the
   collateral is $71,498,063.)
TOTAL REPURCHASE AGREEMENTS
  (Cost $79,058,000)                            79,058,000
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $412,318,897*)              100.1%    $412,318,897
LIABILITIES IN EXCESS OF
  OTHER ASSETS                       (0.1%)       (311,141)
                                   -------    ------------

                                                 VALUE
                                              ------------
NET ASSETS (Equivalent to $1.00
  per share based on 37,517,721
  Institutional shares,
  372,829,107 Service shares and
  1,655,806 Series A Investor
  shares outstanding)               100.0%    $412,007,756
                                   =======    ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($412,007,756 / 412,002,634)                       $1.00
                                                     =====

---------------
 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of September 30, 1994 and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO -- 99.9%
  Clermont County Hospital
   Facilities RB Series B
   3.50%**               10/07/94     $2,033   $ 2,033,000
  Cleveland Airport System RB Series
   A
   3.90%                 01/01/95        415       415,000
  Cleveland City School District
   TRAN
   4.50%                 12/30/94      1,000     1,003,370
  Cleveland Power System Improvement
   Subordinate Notes (Cleveland
   Public Power) Series 1994
   4.00%                 12/29/94      2,500     2,503,603
  Columbus GO Tender Option Bonds
   3.75%**               10/07/94      2,290     2,290,000
  Columbus GO Tender Option Bonds
   Series 15-C
   3.75%**               10/07/94      1,550     1,550,000
  County of Montgomery (Miami Valley
   Hospital) Hospital Facility Bonds
   Series C
   3.10%**               10/07/94      1,500     1,500,000
   2.80%                 10/11/94        800       800,000
   2.90%                 10/12/94      1,000     1,000,000
   3.05%                 10/17/94      2,000     2,000,000
  Cuyahoga County IDRB
   (Allen Group, Inc. Project)
   3.65%**               10/07/94      2,000     2,000,000
  Evandale IDRB (SHV Real
   Estate, Inc.)
   3.40%**               10/07/94      1,700     1,700,000
  Findlay Water Revenue Mortgage
   Bonds
   3.20%**               10/03/94      1,400     1,400,000
  Muskeegan County Hospital
   Facilities (Bethesda Care Systems
   Project)
   3.75%**               10/07/94      1,900     1,900,000
  Ohio Air Development Authority
   PCRB (PPG Industries, Inc.)
   Series 1988 A
   3.75%**               10/07/94      2,300     2,300,000
  Ohio Air Development Authority
   PCRB for Duquesne Power & Light
   Series 1988
   3.20%                 10/14/94      1,600     1,600,000

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO (CONTINUED)
  Ohio Air Quality Development
   Authority PCR (Cincinnati Gas &
   Electric Co.) Series 1985 A
   3.25%                 11/09/94     $2,000   $ 2,000,000
  Ohio Air Quality Development
   Authority PCR (Cleveland Electric
   Illuminating Co. Project) Series
   1988 B
   2.95%                 10/13/94      1,000     1,000,000
  Ohio Housing Finance Agency Multi
   Family Housing RB (Lincoln Park
   Association Project)
   3.20%                 11/01/94        665       665,000
  Ohio Housing Finance Agency Single
   Family Mortgage RB Series 1992
   A-1
   3.40%                 12/01/94        300       300,000
  Ohio Housing Finance Agency Single
   Family Mortgage Revenue Tender
   Option Refunding Bonds Series
   10-B
   3.65%**               10/07/94        100       100,000
  Ohio Housing Finance Agency Single
   Family Mortgage Revenue Tender
   Option Refunding Bonds Series 5-B
   3.65%**               10/07/94        700       700,000
  Ohio Housing Finance Agency Single
   Family Mortgage Revenue Tender
   Option Refunding Bonds Series 6-A
   3.85%**               10/07/94        400       400,000
  Ohio State Environmental
   Improvement PCRB
   3.65%**               10/07/94      1,000     1,000,000
  Ohio State University General
   Receipts Bonds Series A-1
   3.60%                 12/01/94        850       851,322
  Ohio State University RB Series B
   3.50%**               10/07/94        300       300,000
  Ohio Water Development Authority
   PCR Refunding Bonds
   3.10%                 10/18/94        650       650,000
  Ohio Water Development Authority
   PCRB (Cleveland Electric
   Illuminating Co.) Series 1988 A
   3.35%                 11/08/94      2,000     2,000,000

                See accompanying notes to financial statements.

                     OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO (CONTINUED)
  Ohio Water Development Authority
   PCRB (Duquesne Power & Light)
   Series 1988 A
   3.20%                 10/14/94     $2,000   $ 2,000,000
   3.20%                 10/18/94      1,400     1,400,000
  Ohio Water PCRB (Ohio
   Edison Company Project)
   4.25%                 09/01/95      1,750     1,750,000
  Sandusky County IDRB
   (Brighton Manor Co. Project)
   3.65%**               10/07/94      1,000     1,000,000
  Scioto County Hospital Facilities
   RB
   3.70%                 10/07/94        500       500,000
  State of Ohio GO Tender Option
   Bonds Series 1994
   3.75%**               10/07/94      1,650     1,650,000
  State of Ohio IDRB (Anomatic Co.
   Project)
   4.00%**               10/06/94      1,000     1,000,000
  Student Loan Funding Corp. of
   Cincinnati RB Series A-1
   3.70%**               10/07/94        800       800,000
  Student Loan Funding Corp. of
   Cincinnati RB Series A-3
   3.70%**               10/07/94      2,600     2,600,000
  Student Loan Funding Corp. of
   Cincinnati RB Series 1983 A
   3.70%**               10/07/94      1,000     1,000,000
  Summit County IDA (Austin Printing
   Company, Inc. Project)
   4.00%                 10/07/94        650       650,000
  Toledo-Lucas County Port
   Authority Refunding RB (CSX
   Transportation, Inc. Project)
   2.95%                 10/17/94      2,000     2,000,000

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
OHIO (CONTINUED)
  Westlake Ohio Economic Development
   Revenue Bonds (Oaks Development
   Company Project)
   3.85%**               10/07/94     $2,025   $ 2,025,000
  Wooster IDRB (Allen Group, Inc.)
   Series 1985
   3.50%**               10/07/94        200       200,000
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $54,536,295*)                  99.9%   $54,536,295
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.1%        78,231
                                      ------   -----------
NET ASSETS (Equivalent to $1.00 per
  share based on 10,521,093
  Institutional shares, 44,068,135
  Service shares and 27,583
  Series A Investor shares
  outstanding).                       100.0%   $54,614,526
                                      ======   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($54,614,526 / 54,616,811)                         $1.00
                                                     =====

-------------

 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of September 30, 1994, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA -- 92.9%
  Allegheny County Higher
   Education Building Authority
   (University of Pittsburgh
   Project) Series 1985 C DN
   3.45%**             10/07/94     $   360   $    360,000
  Allegheny County IDA PCR
   Refunding Bonds MB
   3.70%               02/24/95       6,000      6,000,000
  Beaver County IDA (Duquesne
   Light Co.) Series B DN
   3.80%**             10/07/94       4,100      4,100,000
  Beaver County IDA PCR (Duquesne
   Light Co.) Series A MB
   3.80%**             10/07/94         900        900,000
  Beaver County IDA PCR Refunding
   Bonds MB
   3.20%               11/09/94       3,250      3,250,000
  Beaver County IDA PCRB MB
   3.40%               12/12/94       1,500      1,500,000
   3.30%               12/14/94         300        300,000
  Beaver County PCRB
   Duquesne Light Co. (Beaver
   Valley Project) MB
   3.00%               11/17/94       2,500      2,500,000
  Bedford County IDA Industrial RB
   (Sepa, Inc. Facility) DN
   3.55%               10/07/94       2,000      2,000,000
  Berks County IDA Commercial
   Development RB (Sixth Penn
   Street Project) DN
   3.60%               10/07/94         300        300,000
  Bradford County IDA Commercial
   Development RB DN
   3.25%               10/07/94       2,300      2,300,000
  Bucks County IDA Industrial
   Development Refunding RB
   (Sundstrand Corp. Project)
   Series 1991 DN
   3.20%               10/07/94       1,505      1,505,000
  Bucks County IDA RB (SHV Real
   Estate, Inc.) Series 1985 DN
   3.40%               10/07/94       1,200      1,200,000
  Cambria County IDA Adjustable
   Rate Resource Recovery RB
   (Cambria Cogen Co. Project)
   Series 1989B-1 DN
   3.85%**             10/07/94         700        700,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA (CONTINUED)
  Cambria County IDA Adjustable
   Rate Resource Recovery RB
   (Cambria Cogen Co. Project)
   Series 1991B-1 DN
   3.85%               10/07/94     $ 3,600   $  3,600,000
  Carbon County IDA Resource
   Recovery (Panther Creek
   Project) Series B MB
   3.45%               10/14/94         500        500,000
  Carbon County IDA Resource
   Recovery MB
   3.20%               10/28/94         450        450,000
   3.30%               12/14/94         400        400,000
   3.45%               01/13/95         500        500,000
   3.55%               01/19/95         300        300,000
  Carbon County IDA Resource
   Recovery Series A MB
   3.15%               12/15/94         200        200,000
  Carbon County IDA Resource
   Recovery Series 1991 A MB
   3.15%               12/14/94       1,410      1,410,000
   3.25%               12/14/94       1,000      1,000,000
   3.15%               12/15/94         300        300,000
  Clinton County IDA Annual Tender
   Solid Waste Disposal MB
   (International Paper Co.
   Project) Series 1992 A
   2.90%               01/15/95       1,500      1,500,000
  Cumberland County IDA
   (Lane Enterprises, Inc.
   Project) Series 1994 DN
   4.20%**             10/07/94       1,000      1,000,000
  Delaware County IDA (Scott Paper
   Co. Project) Series B DN
   3.80%**             10/07/94       1,300      1,300,000
  Delaware County IDA (Scott Paper
   Co. Project) Series E DN
   3.80%**             10/07/94       4,100      4,100,000
  Delaware County IDA
   (Scott Paper Co. Project)
   Series 1984 A DN
   3.80%**             10/07/94       3,200      3,200,000
  Delaware County IDA
   Airport Facilities (United
   Parcel Service) DN
   3.60%**             10/01/94       3,400      3,400,000

                See accompanying notes to financial statements.

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA (CONTINUED)
  Delaware County IDA PCR
   (B.P. Oil, Inc. Project)
   Series 1985 TECP
   3.20%               10/03/94     $10,000   $ 10,000,000
  Delaware County IDA PCR
   Refunding Bonds (Philadelphia
   Electric Co.) MB
   2.95%               10/21/94       1,000      1,000,000
  Delaware County IDA PCR
   Refunding Bonds
   3.25%               11/08/94       5,500      5,500,000
   3.20%               12/09/94         900        900,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series C DN
   3.80%**             10/07/94       1,700      1,700,000
  Delaware County IDA Solid Waste
   (Scott Paper Co. Project)
   Series D DN
   3.80%**             10/07/94         800        800,000
  Delaware County PCR
   (Philadelphia Electric Co.
   Project) Series 1988 A MB
   3.25%               11/10/94       4,000      4,000,000
  Emmaus General Authority Pooled
   Loan Bond Pool Program
   Sub-Series B-7 DN
   3.85%**             10/07/94       2,700      2,700,000
  Emmaus General Authority DN
   3.85%**             10/05/94         100        100,000
  Emmaus General Authority Local
   Government Series C-7 DN
   3.80%**             10/07/94       2,000      2,000,000
  Emmaus General Authority Local
   Government Series D-6 DN
   3.85%**             10/07/94       2,000      2,000,000
  Emmaus General Authority Local
   Government Series D-7 DN
   3.85%**             10/01/94       7,200      7,200,000
  Emmaus General Authority Local
   Government Series G-3 DN
   3.80%**             10/07/94         300        300,000
  Emmaus General Authority Local
   Government Series G-4 DN
   3.85%**             10/07/94         400        400,000
  Emmaus General Authority Local
   Government Series H-2 DN
   3.85%**             10/07/94       4,600      4,600,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA (CONTINUED)
  Emmaus General Authority
   Pooled Loan Series 1989 C
   (Sub-Series C-6) DN
   3.85%**             10/07/94     $   500   $    500,000
  Franciscan Health System Pooled
   Finance St. Mary's Hospital
   Series 1985 A DN
   3.60%**             10/01/94         400        400,000
  Harrisburg Redevelopment
   Authority Multifamily Housing
   Washington Square
   Apartments DN
   3.40%**             10/07/94       2,500      2,500,000
  Lehigh County Authority Water DN
   3.55%**             10/07/94       6,945      6,945,000
  Lehigh County Pennsylvania
   Industrial Development
   Authority Allegheny Elec Coop,
   Inc. Series 1985 A DN
   3.40%**             10/07/94         100        100,000
  Montgomery County IDA (Quaker
   Chemical Corporation Project)
   Series 1984 DN
   3.25%**             10/07/94         500        500,000
  Montgomery County IDA (Three
   Valley Square Associates
   Project) Series 1987 DN
   3.60%**             10/07/94       2,800      2,800,000
  Montgomery Higher Education
   Hospital DN
   3.55%**             10/07/94       8,000      8,000,000
  Northampton County IDA GO
   (Citizens Utility Co. Project)
   Series 1991 MB
   3.05%               11/10/94       1,000      1,000,000
  Northampton County IDA
   Industrial Development RB
   (Citizens Utility Co. Project)
   3.40%               11/10/94       1,000      1,000,000
  Northumberland County IDA
   Resource Recovery (Foster
   Wheeler Mt. Carmel Project)
   Series 1987 A DN
   3.75%**             10/07/94       4,000      4,000,000
  Pennsylvania Energy Development
   Authority (B&W Ebensburg
   Project) Series 1988 DN
   3.70%**             10/07/94         900        900,000

                See accompanying notes to financial statements.

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA (CONTINUED)
  Pennsylvania Energy Development
   Authority (Piney Creek Project)
   Series A DN
   3.85%**             10/05/94     $ 4,450   $  4,450,000
  Pennsylvania Energy Development
   Authority (Piney Creek Project)
   Series C DN
   3.85%**             10/07/94       2,300      2,300,000
  Pennsylvania Energy Development
   Authority (B&W Ebensburg
   Project) Series 1986 DN
   3.70%**             10/07/94         900        900,000
  Pennsylvania Higher Education
   Assistance Agency Student Loan
   Series 1988 B DN
   3.75%**             10/07/94      12,720     12,720,000
  Pennsylvania Higher Education
   Facility Authority Temple
   University Series 1984-1 DN
   3.80%**             10/01/94       2,600      2,600,000
  Pennsylvania Improvement
   Municipalities Alleghany County
   Hospital DN
   3.70%**             10/07/94         700        700,000
  Pennsylvania State Higher
   Education Assistance Agency
   Student Loan DN
   3.95%**             10/07/94       5,200      5,200,000
  Philadelphia Authority
   Industrial Development-Revenue
   Bonds Commercial Development
   Airport/Hotel DN
   3.75%**             10/07/94       1,400      1,400,000
  Philadelphia Gas Works TECP
   Series B
   2.95%               12/15/94       1,800      1,800,000
  Philadelphia GO TECP Series 1990
   3.30%               10/13/94         500        500,000
  Philadelphia Higher Education &
   Hospital Authority
   (Children's Hospital Project)
   Series 1992 B DN
   3.80%**             10/01/94       1,400      1,400,000

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA (CONTINUED)
  Philadelphia Hospital Higher
   Education Facility Authority
   Hospital (Frankford Hospital)
   DN
   3.875%**            10/07/94     $ 2,400   $  2,400,000
  Philadelphia IDA (30th Street
   Station Project) DN
   2.80%**             10/07/94       3,000      3,000,000
  Quakertown General Authority
   Health Facilities (Lifequest &
   Affiliates) DN
   3.60%**             10/07/94       2,500      2,500,000
  Sayre Health Care Facility
   Authority DN
   3.70%**             10/07/94       3,500      3,500,000
  Sayre Health Care Facility
   Authority Series J DN
   3.70%**             10/07/94       3,900      3,900,000
  Sayre Health Care Facility
   Authority Variable Rate
   Hospital DN
   3.70%**             10/07/94       1,800      1,800,000
  Schuylkill County IDA Resource
   Recovery RB (Northeast
   Project B) DN
   3.70%**             10/01/94       5,400      5,400,000
  Schuylkill IDA Resource Recovery
   Series 1985 DN
   3.65%**             10/01/94       2,600      2,600,000
  University of Pittsburgh
   Commonwealth System of Higher
   Education Series 1989 A
   3.60%**             10/07/94         500        500,000
  Venango IDA Resource Recovery
   Bond Series B MB
   3.05%               10/14/94       1,300      1,300,000
  Venango IDA Resource Recovery
   Bond Series 1993 MB
   3.20%               12/09/94       1,000      1,000,000
   3.45%               12/12/94       1,500      1,500,000
   3.40%               12/13/94         600        600,000
   3.25%               12/14/94       1,300      1,300,000
   3.15%               12/15/94         200        200,000
   3.40%               12/15/94       1,275      1,275,000
   3.45%               01/18/95         300        300,000
   3.55%               01/19/95         610        610,000
  Venango IDA Resource
   Recovery MB
   3.20%               12/09/94       1,200      1,200,000

                See accompanying notes to financial statements.

                 PENNSYLVANIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PENNSYLVANIA (CONTINUED)
  Washington County Authority
   Lease DN
   3.60%**             10/05/94     $10,400   $ 10,400,000
  York County IDA PCRB
   (Philadelphia Electric Co.)
   Series 1993 A DN
   3.75%**             10/07/94       2,000      2,000,000
                                              ------------
                                               203,175,000
                                              ------------
PUERTO RICO -- 7.0%
  Government Development Bank
   Series 1985 DN
   3.55%**             10/07/94       6,000      6,000,000
  Puerto Rico Industrial Medical &
   Environmental Pollution Control
   Facilities Funding Authority
   (Ana G. Mendez Foundation) DN
   3.40%**             10/07/94       3,000      3,000,000
  Puerto Rico Industrial Medical
   Higher Education &
   Environmental Pollution
   Control Financing Authority
   (Inter-American University of
   Puerto Rico Project) Series
   1988 MB
   2.75%               10/25/94       1,100      1,100,000
   2.85%               10/25/94         200        200,000
   3.20%               11/08/94       2,000      2,000,000
   3.05%               11/09/94       1,000      1,000,000
   2.80%               11/10/94       1,000      1,000,000
  Puerto Rico Industrial Medical,
   Higher Education and
   Environmental Pollution Control
   Facilities Authority MB
   (Reynolds Metals Co. Project)
   4.00%               09/01/95         600        600,534

                                      PAR
                         MATURITY    (000)       VALUE
                         ---------  -------   ------------
PUERTO RICO (CONTINUED)
  Puerto Rico Maritime Shipping
   Authority TECP
   2.90%**             10/05/94     $   500   $    500,000
                                              ------------
                                                15,400,534
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $218,575,534*)                99.9%   $218,575,534
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.1%        225,546
                                    -------   ------------
NET ASSETS (Equivalent to $1.00
  per share based on 158,102,179
  Institutional shares, 60,559,762
  Service shares, and 139,009
  Series A Investor shares
  outstanding)                       100.0%   $218,801,080
                                    ========  =============
NET ASSET VALUE, OFFERING PRICE
  AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND
  SERIES A INVESTOR SHARE
  ($218,801,080 / 218,800,950)                       $1.00
                                                     =====

-------------

 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of September 30, 1994 and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
NORTH CAROLINA -- 94.3%
  Bladen County Industrial
   Facilities Pollution Control
   Financing Authority Industrial
   (Hornet & Henderson YARNS) RB
   3.85%**               10/07/94     $  775   $   775,000
  Bladen County Industrial
   Facilities Pollution Control
   Financing Authority Resource
   Recovery Bonds (BCH Energy)
   3.85%**               10/07/94      2,000     2,000,000
  Catawba County Industrial
   Facilities Pollution Control
   Financing Authority RB (WSMP,
   Inc. Project)
   3.85%**               10/07/94        500       500,000
  Charlotte Airport Refunding
   RB Series A
   3.60%**               10/07/94      3,500     3,500,000
  City of Asheville Certificates of
   Participation Series 1993 A
   3.40%**               10/07/94      1,500     1,500,000
  City of Durham Public Improvement
   BAN
   Series 1994 A
   4.00%                 02/22/95      1,000     1,002,487
  City of Durham Public Improvement
   Bonds
   3.55%**               10/07/94      3,535     3,535,000
   4.70%                 02/01/95        575       577,432
  City of Winston-Salem Water and
   Sewer System RB
   3.50%**               10/07/94      2,100     2,100,000
  Cleveland County Industrial
   Facility & Pollution Control
   Financing Authority Industrial RB
   (KMG Minerals, Inc. Project)
   3.85%**               10/07/94        400       400,000
  Cumberland County GO
   4.90%                 04/01/95        125       125,909
  Durham County GO
   5.10%                 03/01/95      1,000     1,008,421
  Durham County Public
   Improvement Bonds
   3.55%**               10/07/94      2,350     2,350,000
  Highpoint GO Public
   Improvement BAN
   3.35%                 03/08/95      2,000     2,000,000

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
NORTH CAROLINA (CONTINUED)
  Mecklenburg County GO
   3.45%**               10/07/94     $2,500   $ 2,500,000
  Mecklenburg County Industrial
   Facility and Pollution Control
   Financing Authority Industrial RB
   (Otto Industries, Inc. Project)
   3.45%**               10/07/94      1,000     1,000,000
  New Hanover County Industrial
   Facilities and Pollution Control
   Financing Authority (Interroll
   Corp. Project) RB
   3.85%**               10/06/94      1,495     1,495,000
   3.85%**               10/07/94        405       405,000
  North Carolina Eastern Municipal
   Power Agency
   3.15%                 10/17/94        842       842,000
   3.20%                 11/16/94      1,500     1,500,000
  North Carolina Eastern Municipal
   Power Agency Series A (Escrowed
   in US Treasuries)
   10.10%                01/01/95      1,780     1,862,036
  North Carolina Education
   Facilities Finance Agency RB (The
   Bowman Gray School of Medicine
   Project) Series 1990
   3.65%**               10/07/94      2,700     2,700,000
  North Carolina Educational
   Facilities Finance Agency RB
   (Duke University Project) Series
   1987 A
   3.50%**               10/07/94      1,100     1,100,000
  North Carolina Educational
   Facilities Finance Agency RB
   (Duke University Project) Series
   1991 B
   3.50%**               10/07/94      3,800     3,800,000
  North Carolina Medical Care
   Baptist Hospital DN Series 1992 B
   3.65%**               10/07/94      2,600     2,600,000
  North Carolina Medical Care
   Commission (Moses H. Cone
   Memorial Hospital Project)
   Refunding RB
   3.65%**               10/07/94      6,000     6,000,000
  North Carolina Medical Care
   (Commission Pooled Financing
   Project) Hospital RB
   3.70%**               10/07/94        800       800,000

                See accompanying notes to financial statements.

                NORTH CAROLINA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
NORTH CAROLINA (CONTINUED)
  North Carolina Municipal Power
   Agency (Catawba Project)
   3.35%                 10/14/94     $2,000   $ 2,000,000
   3.00%                 10/20/94      5,000     5,000,000
  North Carolina Municipal Power
   Agency Power System
   RB Series 1988 B
   3.00%                 10/17/94      1,200     1,200,000
  Person County Industrial
   Facilities Authority PCRB
   (Carolina Power & Light)
   3.65%**               10/07/94      3,000     3,000,000
  University of North Carolina
   (Chapel Hill Foundation, Inc.)
   3.25%                 10/17/94      1,600     1,600,000
  University of North Carolina
   (Chapel Hill School of Medicine
   Ambulatory Care Clinic)
   3.25%                 10/21/94      1,000     1,000,000
  Wake County Industrial Facility &
   Pollution Control Financing
   Authority DN (Carolina Power &
   Light) Series 1985
   3.60%**               10/07/94        400       400,000
  Wake County Industrial Facility &
   PCRB (Carolina Power & Light)
   Series 1990 A
   3.20%                 11/15/94      2,000     2,000,000
  Wilson County Industrial
   Facilities Pollution Control
   Financing Authority Industrial RB
   (Chip Project)
   3.85%**               10/07/94      1,000     1,000,000
  Winston Salem (Certificates of
   Participation Risk Acceptance
   Management Corp.) Series 1988
   3.65%**               10/07/94        500       500,000
                                               -----------
                                                65,678,285
                                               -----------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
PUERTO RICO -- 5.3%
  Government Developmental Bank for
   Puerto Rico Refunding Bonds
   Series 1985 DN
   3.55%**               10/07/94     $2,400   $ 2,400,000
  Puerto Rico Industrial Medical and
   Environmental Pollution Control
   Facilities Funding Authority (Ana
   G. Mendez Project) DN
   3.40%**               10/07/94        300       300,000
  Puerto Rico Industrial Medical
   Higher Education & Environmental
   Pollution Control Financing
   Authority (Inter-American
   University of Puerto Rico
   Project) MB Series 1988
   2.75%                 10/25/94      1,000     1,000,000
                                               -----------
                                                 3,700,000
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $69,378,285*)                  99.6%   $69,378,285
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.4%       294,612
                                      ------   -----------
NET ASSETS (Equivalent to $1.00 per
  share based on 69,673,009
  Institutional shares outstanding)   100.0%   $69,672,897
                                      =======  ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($69,672,897 / 69,673,009)                         $1.00
                                                     =====

-------------

 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of September 30, 1994, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
PUERTO RICO -- 23.1%
  Government Development Bank DN
   Series 1985
   3.55%**               10/07/94     $1,900   $ 1,900,000
  Puerto Rico Industrial Medical &
   Environmental Pollution Control
   Facilities Authority DN (Ana G.
   Mendez Foundation)
   3.40%**               10/07/94        600       600,000
  Puerto Rico Industrial Medical
   Higher Education & Environmental
   Pollution Control Facilities
   Finance Authority MB Series 1988
   (Inter-American University of
   Puerto Rico Project)
   2.75%                 10/25/94        400       400,000
  Puerto Rico Maritime Shipping
   Authority TECP
   3.40%                 11/01/94        300       300,000
                                               -----------
                                                 3,200,000
                                               -----------
VIRGINIA -- 76.0%
  Alexandria IDA Adjustable Tender
   Resource Recovery Bonds Series
   1986 A (Alexandria/ Arlington
   Waste-To-Energy Facility)
   3.85%*                10/01/94      1,200     1,200,000
  Arlington County GO
   Pre-refunded Bonds
   9.00%                 06/01/95        250       263,385
  Charles County IDA Solid Waste
   4.10%**               10/07/94        500       500,000
  Fairfax County IDA RB Series 1988
   C (Fairfax Hospital System, Inc.)
   3.70%**               10/07/94        300       300,000
  Fairfax County Public Improvement
   GO Tender Option Bonds
   3.75%**               10/07/94        500       500,000
  Fairfax County Public Improvement
   Tender Option Bonds Series MGT
   48-B
   3.75%**               10/07/94        100       100,000
  Greenville County IDA RB
   4.00%**               10/01/94        600       600,000
  Hanover County IDA Series 1983
   (Carter Machine Co. Project)
   3.60%**               10/05/94        600       600,000

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
VIRGINIA (CONTINUED)
  Henrico County IDA (Monument
   Association Urology Labs)
   3.60%**               10/07/94     $  330   $   330,000
  Henrico County IDA (Strawberry
   Hill Outdoor Amphitheater)
   3.60%**               10/07/94        388       388,000
  Henrico County IDA Cedarfield
   Hermitage Series 1994
   3.80%**               10/03/94        300       300,000
  Lynchburg IDA Hospital RB Series
   1985 C (VHA Mid-Atlantic States
   Capital Asset
   Finance Program)
   3.70%**               10/07/94        300       300,000
  Lynchburg IDA Hospital RB Series
   1985 E (VHA Mid-Atlantic States
   Capital Asset
   Finance Program)
   3.70%**               10/07/94        200       200,000
  Norfolk GO Pre-refunded Bonds
   8.50%                 04/01/95        200       208,263
  Peninsula Port Authority of
   Virginia Industrial Development
   RB Series 1988 (Kinyo Virginia,
   Inc.)
   4.00%**               10/01/94        500       500,000
  Peninsula Port Authority of
   Virginia Coal Terminal Refunding
   RB Series 1987 D (Dominion
   Terminal Associates Project)
   3.45%**               10/01/94        600       600,000
  Peninsula Port Authority of
   Virginia Port Facility Refunding
   RB Series 1987 (Shell Coal and
   Terminal Company)
   3.55%**               10/01/94        900       900,000
  Prince William County IDRB
   (Electric Power Company)
   3.25%                 11/10/94        300       300,000
  Richmond Redevelopment Housing
   Authority Tobacco Row RB Series
   1989 B-1
   4.10%**               10/07/94        100       100,000
  Richmond Redevelopment Housing
   Authority Tobacco Row RB Series
   1989 B-2 (Inv Agr Bayerische
   Landesbank)
   4.10%**               10/07/94        200       200,000

                See accompanying notes to financial statements.

                   VIRGINIA MUNICIPAL MONEY MARKET PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994
--------------------------------------------------------------------------------

                                       PAR
                           MATURITY   (000)       VALUE
                           ---------  ------   -----------
VIRGINIA (CONTINUED)
  Roanoke City of IDA Hospital RB
   Series 1992 A (Roanoke Memorial
   Community Hospital of Roanoke
   Valley, Bedford Co. Mem., Giles
   Mem. and
   Radford Comm.)
   3.80%**               10/01/94     $  600   $   600,000
  Southeastern Public Service
   Regional Solid Waste MB Series A
   10.50%                07/01/95        300       320,628
  Virginia Beach GO Pre-refunded
   Bonds
   8.20%                 02/01/95        100       101,509
  Virginia Housing Development
   Authority Commonwealth Mortgage
   Bonds Series 1993 F Sub-Series
   F-Stem
   3.90%                 05/10/95        400       400,116
  Virginia Housing Development
   Authority Series 1987 A (AHC
   Service Corporation Woodbury Park
   Project)
   3.50%**               10/07/94        500       500,000
  York County IDA PCRB Series 1985
   (Virginia Electric Power Company)
   3.25%                 11/10/94        200       200,000
                                               -----------
                                                10,511,901
                                               -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $13,711,901*)                  99.1%   $13,711,901
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.9%       119,217
                                      ------   -----------

                                                  VALUE
                                               -----------
NET ASSETS (Equivalent to $1.00 per
  share based on 13,831,098
  Institutional shares outstanding)   100.0%   $13,831,118
                                      ======   ===========
NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($13,831,118 / 13,831,098)                         $1.00
                                                     =====

-------------

 * Aggregate cost for Federal tax purposes.

** Rates shown are the rates as of September 30, 1994, and the maturities shown are the longer of the next interest readjustment date or the date the principal amount owed can be recovered through demand.

INVESTMENT ABBREVIATIONS

BAN.......................................................Bond Anticipation Note
DN...................................................................Demand Note
GO............................................................General Obligation
IDA.............................................Industrial Development Authority
IDB..................................................Industrial Development Bond
IDRB.........................................Industrial Development Revenue Bond
MB................................................................Municipal Bond
PCR....................................................Pollution Control Revenue
PCRB..............................................Pollution Control Revenue Bond
RAN....................................................Revenue Anticipation Note
RAW.................................................Revenue Anticipation Warrant
RB..................................................................Revenue Bond
TECP.................................................Tax-Exempt Commercial Paper
TRAN...........................................Tax and Revenue Anticipation Note

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            STATEMENTS OF OPERATIONS
               FOR THE YEAR (OR PERIOD) ENDED SEPTEMBER 30, 1994

                                                                                                     OHIO         PENNSYLVANIA
                                                                MUNICIPAL        GOVERNMENT       MUNICIPAL        MUNICIPAL
                                              MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET     MONEY MARKET
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                              ------------     ------------     ------------     ------------     ------------
Investment income:
 Interest.................................    $37,214,883       $4,632,663      $11,105,336       $1,343,703       $2,345,552
                                              -----------       ----------      -----------       ----------       ----------
Expenses:
 Investment advisory fee..................      4,311,077          771,325        1,267,972          224,662          378,994
 Administration fee.......................      1,344,415          257,109          422,657           74,887          126,331
 Custodian fee............................        177,983           49,117           64,479           20,115           29,877
 Transfer agent fee.......................         67,179           47,827           75,877           20,618           20,043
 Service fees.............................      1,382,350          368,547          677,020           97,034           56,294
 Distribution fees........................         10,092              165              427              252              193
 Legal and audit..........................        127,847           23,621           38,606            9,504            9,232
 Printing.................................        125,866           27,724           35,755           10,110           12,220
 Registration fees and expenses...........         48,658           50,195           50,116           16,693           25,542
 Organization.............................         24,608            4,442            5,508            4,738            4,562
 Trustees' fees and officer's salary......         30,138            3,597            5,864            1,035            1,700
 Other....................................         43,033            7,654           13,552            1,802            2,112
                                              -----------       ----------      -----------       ----------       ----------
                                                7,693,246        1,611,323        2,657,833          481,450          667,100
 Less fees voluntarily waived and
   expenses reimbursed....................     (3,900,913)        (814,098)      (1,275,957)        (318,131)        (476,317)
                                              -----------       ----------      -----------       -----------      ----------
   Total expenses.........................      3,792,333          797,225        1,381,876          163,319          190,783
                                              -----------       ----------      -----------       -----------      ----------
Net investment income.....................     33,422,550        3,835,438        9,723,460        1,180,384        2,154,769
Net realized gain (loss) on investments...        (16,921)         (19,387)          13,624           (2,285)             130
                                              -----------       ----------      -----------       ----------       ----------
Net increase in net assets resulting from
 operations...............................    $33,405,629       $3,816,051      $ 9,737,084       $1,178,099       $2,154,899
                                              ===========       ==========      ===========       ==========       ==========

                                            NORTH CAROLINA       VIRGINIA
                                              MUNICIPAL         MUNICIPAL
                                             MONEY MARKET      MONEY MARKET
                                              PORTFOLIO         PORTFOLIO(1)
                                            --------------     -------------
Investment income:
 Interest.................................    $1,460,674         $ 59,385
                                              ----------         --------
Expenses:
 Investment advisory fee..................       249,914            8,925
 Administration fee.......................        83,304            2,975
 Custodian fee............................        20,623            3,324
 Transfer agent fee.......................        22,237            3,167
 Service fees.............................            87               --
 Distribution fees........................            --               --
 Legal and audit..........................         8,712              187
 Printing.................................        13,001              150
 Registration fees and expenses...........        17,771              533
 Organization.............................         5,690              932
 Trustees' fees and officer's salary......         1,110               42
 Other....................................         2,130               68
                                              ----------         --------
                                                 424,579           20,303
 Less fees voluntarily waived and
   expenses reimbursed....................      (368,956)         (18,321)
                                              ----------         --------
   Total expenses.........................        55,623            1,982
                                              ----------         --------
Net investment income.....................     1,405,051           57,403
Net realized gain (loss) on investments...            --               20
                                              ----------         --------
Net increase in net assets resulting from
 operations...............................    $1,405,051         $ 57,423
                                              ==========         ========

---------------
(1) July 25, 1994 (commencement of operations) through September 30, 1994.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      MONEY MARKET PORTFOLIO             MUNICIPAL MONEY MARKET PORTFOLIO
                                              --------------------------------------  --------------------------------------
                                                   FOR THE             FOR THE             FOR THE             FOR THE
                                                  YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                              SEPTEMBER 30, 1994  SEPTEMBER 30, 1993  SEPTEMBER 30, 1994  SEPTEMBER 30, 1993
                                              ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net assets:
 Operations
   Net investment income......................   $   33,422,550      $ 22,766,585        $  3,835,438        $  2,928,067
   Net gain (loss) on investments.............          (16,921)           16,285             (19,387)             (1,678)
                                                 --------------     -------------        ------------        ------------
   Net increase in net assets resulting from
     operations...............................       33,405,629        22,782,870           3,816,051           2,926,389
                                                 --------------     -------------        ------------        ------------
Distributions to shareholders from
 Net investment income
   Institutional Class........................      (15,773,507)       (2,231,577)           (774,065)           (163,823)
   Service Class..............................      (17,580,544)      (20,545,646)         (3,060,695)         (2,763,660)
   Series A Investor Class....................          (68,499)           (3,864)               (678)               (583)
                                                 --------------     -------------        ------------        ------------
       Total distributions to shareholders....      (33,422,550)      (22,781,087)         (3,835,438)         (2,928,066)
                                                 --------------     -------------        ------------        ------------
Capital share transactions....................      232,315,691        12,948,631          30,926,057           7,949,993
                                                 --------------     -------------        ------------        ------------
       Total increase in net assets...........      232,298,770        12,950,414          30,906,670           7,948,316
Net assets:
   Beginning of period........................      850,962,878       838,012,464         133,100,085         125,151,769
                                                 --------------      ------------        ------------        ------------
   End of period..............................   $1,083,261,648      $850,962,878        $164,006,755        $133,100,085
                                                 ==============      ============        ============        =============


                                                  GOVERNMENT MONEY MARKET PORTFOLIO
                                                --------------------------------------
                                                     FOR THE             FOR THE
                                                    YEAR ENDED          YEAR ENDED
                                                SEPTEMBER 30, 1994  SEPTEMBER 30, 1993
                                                ------------------  ------------------
                                              <
Increase (decrease) in net assets:
 Operations
   Net investment income......................     $  9,723,460        $  4,753,522
   Net gain (loss) on investments.............           13,624              (8,502)
                                                   ------------        ------------
   Net increase in net assets resulting from
     operations...............................        9,737,084           4,745,020
                                                   ------------        ------------
Distributions to shareholders from
 Net investment income
   Institutional Class........................       (1,018,580)            (79,754)
   Service Class..............................       (8,701,808)         (4,671,156)
   Series A Investor Class....................           (3,072)             (2,612)
                                                   ------------        ------------
       Total distributions to shareholders....       (9,723,460)         (4,753,522)
                                                   ------------        ------------
Capital share transactions....................      213,031,001          38,703,080
                                                   ------------        ------------
       Total increase in net assets...........      213,044,625          38,694,578
Net assets:
   Beginning of period........................      198,963,131         160,268,553
                                                   ------------        ------------
   End of period..............................     $412,007,756        $198,963,131
                                                   ============        ============

                See accompanying notes to financial statements.

                                THE PNC(R) FUND



                                             OHIO MUNICIPAL                      PENNSYLVANIA MUNICIPAL
                                         MONEY MARKET PORTFOLIO                  MONEY MARKET PORTFOLIO
                                 --------------------------------------  --------------------------------------
                                                       FOR THE PERIOD                          FOR THE PERIOD
                                      FOR THE          JUNE 1, 1993(1)        FOR THE          JUNE 1, 1993(1)
                                     YEAR ENDED           THROUGH            YEAR ENDED           THROUGH
                                 SEPTEMBER 30, 1994  SEPTEMBER 30, 1993  SEPTEMBER 30, 1994  SEPTEMBER 30, 1993
                                 ------------------  ------------------  ------------------  ------------------
Increase (decrease) in net
 assets:
 Operations
   Net investment income.........     $ 1,180,384        $   148,034        $  2,154,769        $     91,364
   Net gain (loss) on
     investments.................          (2,285)                --                 130                  --
                                      -----------        -----------        ------------        ------------
   Net increase in net assets
     resulting from operations...       1,178,099            148,034           2,154,899              91,364
                                      -----------        -----------        ------------        ------------
Distributions to shareholders
 from Net investment income
   Institutional Class...........        (343,817)           (47,177)         (1,675,898)            (48,555)
   Service Class.................        (835,590)          (100,857)           (478,057)            (42,809)
   Series A Investor Class.......            (977)                --                (814)                 --
                                      -----------        -----------        ------------        ------------
       Total distributions to
        shareholders.............      (1,180,384)          (148,034)         (2,154,769)            (91,364)
                                      -----------        -----------        ------------        ------------
Capital share transactions.......      27,351,445         27,265,366         207,640,309          11,160,641
                                      -----------        -----------        ------------        ------------
       Total increase in net
        assets...................      27,349,160         27,265,366         207,640,439          11,160,641
Net assets:
   Beginning of period...........      27,265,366                 --          11,160,641                  --
                                      -----------       ------------        ------------        ------------
   End of period.................     $54,614,526        $27,265,366        $218,801,080        $ 11,160,641
                                      ===========       ============        ============        ============


                                          NORTH CAROLINA MUNICIPAL          VIRGINIA MUNICIPAL
                                                MONEY MARKET                   MONEY MARKET
                                                  PORTFOLIO                     PORTFOLIO
                                   ---------------------------------------  ------------------
                                                          FOR THE PERIOD      FOR THE PERIOD
                                        FOR THE            MAY 3, 1993(1)     JULY 25, 1994(1)
                                       YEAR ENDED            THROUGH             THROUGH
                                   SEPTEMBER 30, 1994   SEPTEMBER 30, 1993  SEPTEMBER 30, 1994
                                   ------------------   ------------------  ------------------
Increase (decrease) in net
 assets:
 Operations
   Net investment income.........      $ 1,405,051          $   245,409         $    57,403
   Net gain (loss) on
     investments.................               --                 (112)                 20
                                       -----------          -----------         -----------
   Net increase in net assets
     resulting from operations...        1,405,051              245,297              57,423
                                       -----------          -----------         -----------
Distributions to shareholders
 from Net investment income
   Institutional Class...........       (1,404,199)            (245,409)            (57,403)
   Service Class.................             (852)                  --                  --
   Series A Investor Class.......               --                   --                  --
                                       -----------          -----------         -----------
       Total distributions to
        shareholders.............       (1,405,051)            (245,409)            (57,403)
                                       -----------          -----------         -----------
Capital share transactions.......       35,537,466           34,135,543          13,831,098
                                       -----------          -----------         -----------
       Total increase in net
        assets...................       35,537,466           34,135,431          13,831,118
Net assets:
   Beginning of period...........       34,135,431                   --                  --
                                       -----------          -----------         -----------
   End of period.................      $69,672,897          $34,135,431         $13,831,118
                                       ===========          ===========         ===========

---------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               MONEY MARKET PORTFOLIO
                                                       ----------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS                      SERVICE CLASS
                                                       --------------------      --------------------------------------------
                                                                   FOR THE
                                                                    PERIOD
                                                         YEAR      8/2/93(1)       YEAR        YEAR        YEAR        YEAR
                                                        ENDED      THROUGH        ENDED       ENDED       ENDED       ENDED
                                                       9/30/94     9/30/93       9/30/94     9/30/93     9/30/92     9/30/91
                                                       --------    --------      --------    --------    --------    --------
Net asset value at beginning of period..............   $   1.00    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                       --------    --------      --------    --------    --------    --------
Income from investment operations
   Net investment income............................     0.0359      0.0054        0.0333      0.0274      0.0391      0.0645
   Net realized gain (loss) on investments..........        --          --            --          --          --          --
                                                       --------    --------      --------    --------    --------    --------
       Total from investment operations.............     0.0359      0.0054        0.0333      0.0274      0.0391      0.0645
                                                       --------    --------      --------    --------    --------    --------
Less distributions
   Distributions from net investment income.........    (0.0359)    (0.0054)      (0.0333)    (0.0274)    (0.0391)    (0.0645)
   Distributions from net realized capital gains....        --          --            --          --          --          --
                                                       --------    --------      --------    --------    --------    --------
       Total distributions..........................    (0.0359)    (0.0054)      (0.0333)    (0.0274)    (0.0391)    (0.0645)
                                                       --------    --------      --------    --------    --------    --------
Net asset value at end of period....................   $   1.00    $   1.00      $   1.00    $   1.00    $   1.00    $   1.00
                                                       ========    ========      ========    ========    ========    ========
Total return........................................       3.64%       0.54%         3.37%       2.77%       4.05%       6.64%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......   $502,972    $435,586      $575,948    $415,328    $838,012    $637,076
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......       0.25%       0.27%(2)      0.51%       0.59%       0.61%       0.62%
     Before advisory/administration fee waivers.....       0.66%       0.38%(2)      0.92%       0.70%       0.66%       0.67%
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......       3.64%       3.01%(2)      3.35%       2.73%       3.86%       6.45%
     Before advisory/administration fee waivers.....       3.23%       2.90%(2)      2.95%       2.62%       3.81%       6.40%


                                                            MONEY MARKET PORTFOLIO
                                                      ---------------------------------
                                                      SERVICE           SERIES A
                                                       CLASS         INVESTOR CLASS
                                                      -------      --------------------
                                                      FOR THE                   FOR THE
                                                       PERIOD                    PERIOD
                                                      10/4/89(1)      YEAR      1/13/93(1)
                                                      THROUGH        ENDED      THROUGH
                                                      9/30/90       9/30/94     9/30/93
                                                      -------       --------    --------
Net asset value at beginning of period..............  $   1.00      $  1.00    $   1.00
                                                      --------     --------    --------
Income from investment operations
   Net investment income............................    0.0778       0.0308      0.0188
   Net realized gain (loss) on investments..........       --            --          --
                                                      --------      -------    --------
       Total from investment operations.............    0.0778       0.0308      0.0188
                                                      --------      -------    --------
Less distributions
   Distributions from net investment income.........   (0.0778)     (0.0308)    (0.0188)
   Distributions from net realized capital gains....       --            --          --
                                                      --------      -------    --------
       Total distributions..........................   (0.0778)     (0.0308)    (0.0188)
                                                      --------      -------    --------
Net asset value at end of period....................  $   1.00      $  1.00    $   1.00
                                                      ========      =======    ========
Total return........................................      8.07%        3.12%       1.89%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......  $628,075      $ 4,342    $     49
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......      0.62%(2)     0.75%       0.67%(2)
     Before advisory/administration fee waivers.....      0.70%(2)     1.16%       0.78%(2)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......      7.83%(2)     3.39%       2.62%(2)
     Before advisory/administration fee waivers.....      7.75%(2)     2.98%       2.51%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          MUNICIPAL MONEY MARKET PORTFOLIO
                                                       ----------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS                      SERVICE CLASS
                                                       --------------------      --------------------------------------------
                                                                   FOR THE
                                                                    PERIOD
                                                         YEAR       8/2/93(1)      YEAR        YEAR        YEAR        YEAR
                                                        ENDED      THROUGH        ENDED       ENDED       ENDED       ENDED
                                                       9/30/94     9/30/93       9/30/94     9/30/93     9/30/92     9/30/91
                                                       --------    --------      --------    --------    --------    --------
Net asset value at beginning of period..............   $   1.00    $   1.00       $   1.00     $  1.00    $   1.00    $   1.00
                                                       --------    --------       --------    --------    --------    --------
Income from investment operations
   Net investment income............................     0.0246      0.0040         0.0219      0.0205      0.0281      0.0438
   Net realized gain (loss) on investments..........        --          --            --          --          --          --
                                                       --------    --------       --------     -------    --------    --------
       Total from investment operations.............     0.0246      0.0040         0.0219      0.0205      0.0281      0.0438
                                                       --------    --------       --------     -------    --------    --------
Less distributions
   Distributions from net investment income.........    (0.0246)    (0.0040)       (0.0219)    (0.0205)    (0.0281)    (0.0438)
   Distributions from net realized capital gains....        --          --            --          --          --          --
                                                       --------    --------       --------     -------    --------    --------
       Total distributions..........................    (0.0246)    (0.0040)       (0.0219)    (0.0205)    (0.0281)    (0.0438)
                                                       --------    --------       --------     -------    --------    --------
Net asset value at end of period....................   $   1.00    $   1.00       $   1.00     $  1.00    $   1.00    $   1.00
                                                       ========    ========       ========     =======    ========    ========
Total return........................................       2.48%       0.40%          2.20%       2.10%       2.85%       4.47%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......   $ 30,608    $ 39,148       $133,358     $93,937    $125,152    $ 89,312
   Ratios of expenses to average
     net assets
     After advisory/administration fee waivers......       0.25%       0.25%(2)       0.51%       0.61%       0.63%       0.65%
     Before advisory/administration fee waivers.....       0.73%       0.36%(2)       0.99%       0.72%       0.68%       0.70%
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......       2.48%       2.45%(2)       2.18%       2.02%       2.78%       4.40%
     Before advisory/administration fee waivers.....       2.01%       2.34%(2)       1.71%       1.91%       2.73%       4.35%

                                                       MUNICIPAL MONEY MARKET PORTFOLIO
                                                      ---------------------------------
                                                      SERVICE             SERIES A
                                                       CLASS          INVESTOR CLASS
                                                      -------       -------------------
                                                      FOR THE                   FOR THE
                                                       PERIOD                    PERIOD
                                                      11/1/89(1)      YEAR      11/2/92(1)
                                                      THROUGH        ENDED      THROUGH
                                                      9/30/90       9/30/94     9/30/93
                                                      --------      --------    --------
Net asset value at beginning of period..............  $   1.00      $   1.00    $   1.00
                                                      --------      --------    --------
Income from investment operations
   Net investment income............................    0.0486        0.0193      0.0181
   Net realized gain (loss) on investments..........       --            --          --
                                                      --------      --------    --------
       Total from investment operations.............    0.0486        0.0193      0.0181
                                                      --------      --------    --------
Less distributions
   Distributions from net investment income.........   (0.0486)      (0.0193)    (0.0181)
   Distributions from net realized capital gains....       --            --          --
                                                      --------      --------    --------
       Total distributions..........................   (0.0486)      (0.0193)    (0.0181)
                                                      --------      --------    --------
Net asset value at end of period....................  $   1.00      $   1.00    $   1.00
                                                      ========      ========    ========
Total return........................................      4.97%         1.95%       1.83%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......  $112,108      $     41    $     15
   Ratios of expenses to average
     net assets
     After advisory/administration fee waivers......      0.65%(2)      0.75%       0.72%(2)
     Before advisory/administration fee waivers.....      0.70%(2)      1.23%       0.83%(2)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......      5.31%(2)      2.05%       2.23%(2)
     Before advisory/administration fee waivers.....      5.26%(2)      1.58%       2.12%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         GOVERNMENT MONEY MARKET PORTFOLIO
                                                       ----------------------------------------------------------------------
                                                       INSTITUTIONAL CLASS                      SERVICE CLASS
                                                       --------------------      --------------------------------------------
                                                                   FOR THE
                                                                    PERIOD
                                                         YEAR       8/2/93(1)      YEAR        YEAR        YEAR        YEAR
                                                        ENDED      THROUGH        ENDED       ENDED       ENDED       ENDED
                                                       9/30/94     9/30/93       9/30/94     9/30/93     9/30/92     9/30/91
                                                       --------    --------      --------    --------    --------    --------
Net asset value at beginning of period..............   $  1.00     $  1.00       $   1.00    $   1.00     $  1.00    $   1.00
                                                       -------     -------       --------    --------    --------    --------
Income from investment operations
   Net investment income............................    0.0357      0.0049         0.0331      0.0269      0.0394      0.0627
   Net realized gain (loss) on investments..........        --          --            --          --          --          --
                                                       -------     -------       --------    --------    --------    --------
       Total from investment operations.............    0.0357      0.0049         0.0331      0.0269      0.0394      0.0627
                                                       -------     -------       --------    --------    --------    --------
Less distributions
   Distributions from net investment income.........   (0.0357)    (0.0049)       (0.0331)    (0.0269)    (0.0394)    (0.0627)
   Distributions from net realized capital gains....        --          --            --          --          --          --
                                                       -------     -------       --------    --------    --------    --------
       Total distributions..........................   (0.0357)    (0.0049)       (0.0331)    (0.0269)    (0.0394)    (0.0627)
                                                       -------     -------       --------    --------    --------    --------
Net asset value at end of period....................   $  1.00     $  1.00       $   1.00    $   1.00    $   1.00    $   1.00
                                                       =======     =======       ========    ========    ========    ========
Total return........................................      3.63%       0.49%          3.36%       2.72%       4.01%       6.46%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......   $37,519     $13,513       $372,883    $185,400    $160,269    $180,776
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......      0.25%       0.25%(2)       0.52%       0.60%       0.62%       0.65%
     Before advisory/administration fee waivers.....      0.70%       0.38%(2)       0.97%       0.73%       0.67%       0.70%
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......      3.69%       3.01%(2)       3.42%       2.68%       3.91%       6.27%
     Before advisory/administration fee waivers.....      3.24%       2.88%(2)       2.97%       2.55%       3.86%       6.22%



                                                       GOVERNMENT MONEY MARKET PORTFOLIO
                                                       ---------------------------------
                                                       SERVICE            SERIES A
                                                        CLASS          INVESTOR CLASS
                                                       -------       -------------------

                                                      FOR THE                    FOR THE
                                                       PERIOD                    PERIOD
                                                      11/1/89(1)       YEAR      1/14/93(1)
                                                      THROUGH         ENDED      THROUGH
                                                      9/30/90        9/30/94     9/30/93
                                                      --------       -------     -------
Net asset value at beginning of period..............  $   1.00       $  1.00     $  1.00
                                                      --------       -------     -------
Income from investment operations
   Net investment income............................    0.0697        0.0309      0.0183
   Net realized gain (loss) on investments..........       --            --          --
                                                      --------       -------     -------
       Total from investment operations.............    0.0697        0.0309      0.0183
                                                      --------       -------     -------
Less distributions
   Distributions from net investment income.........   (0.0697)      (0.0309)    (0.0183)
   Distributions from net realized capital gains....       --            --          --
                                                      --------       -------     -------
       Total distributions..........................   (0.0697)      (0.0309)    (0.0183)
                                                      --------       -------     -------
Net asset value at end of period....................  $   1.00       $  1.00     $  1.00
                                                      ========       =======     =======
Total return........................................      7.29%         3.11%       1.85%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......  $146,148       $ 1,656     $    50
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......      0.65%(2)      0.75%       0.65%(2)
     Before advisory/administration fee waivers.....      0.70%(2)      1.20%       0.78%(2)
   Ratios of net investment income to average
     net assets
     After advisory/administration fee waivers......      7.62%(2)      3.60%       2.57%(2)
     Before advisory/administration fee waivers.....      7.57%(2)      3.14%       2.44%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              OHIO MUNICIPAL MONEY MARKET PORTFOLIO
                                                                                              --------------------------------------
                                                                                                   INSTITUTIONAL            SERVICE
                                                                                                       CLASS                 CLASS
                                                                                              -----------------------       --------
                                                                                                             FOR THE
                                                                                                              PERIOD
                                                                                                YEAR         6/10/93(1)       YEAR
                                                                                               ENDED         THROUGH         ENDED
                                                                                              9/30/94        9/30/93        9/30/94
                                                                                              --------       --------       --------
Net asset value at beginning of period..................................................      $  1.00        $  1.00        $  1.00
                                                                                              -------        -------        -------
Income from investment operations
   Net investment income................................................................       0.0252         0.0073         0.0225
   Net realized gain (loss) on investments..............................................           --             --             --
                                                                                              -------        -------        -------
       Total from investment operations.................................................       0.0252         0.0073         0.0225
                                                                                              -------        -------        -------
Less distributions
   Distributions from net investment income.............................................      (0.0252)       (0.0073)       (0.0225)
   Distributions from net realized capital gains........................................           --             --             --
                                                                                              -------        -------        -------
       Total distributions..............................................................      (0.0252)       (0.0073)       (0.0225)
                                                                                              -------        -------        -------
Net asset value at end of period........................................................      $  1.00        $  1.00        $  1.00
                                                                                              =======        =======        =======
Total return............................................................................         2.55%          0.73%          2.27%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................      $10,521        $12,026        $44,066
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................         0.13%          0.10%(2)       0.40%
     Before advisory/administration fee waivers.........................................         0.77%          0.83%(2)       1.04%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................         2.56%          2.45%(2)       2.29%
     Before advisory/administration fee waivers.........................................         1.93%          1.72%(2)       1.65%


                                                                                           OHIO MUNICIPAL MONEY
                                                                                             MARKET PORTFOLIO
                                                                                         -----------------------
                                                                                                        SERIES A
                                                                                          SERVICE       INVESTOR
                                                                                           CLASS          CLASS
                                                                                          -------       --------
                                                                                          FOR THE        FOR THE
                                                                                           PERIOD         PERIOD
                                                                                           6/1/93(1)     10/5/93(1)
                                                                                          THROUGH        THROUGH
                                                                                          9/30/93        9/30/94
                                                                                          --------       --------
Net asset value at beginning of period..................................................  $  1.00        $  1.00
                                                                                          -------        -------
Income from investment operations
   Net investment income................................................................   0.0074         0.0199
   Net realized gain (loss) on investments..............................................       --             --
                                                                                          -------        -------
       Total from investment operations.................................................   0.0074         0.0199
                                                                                          -------        -------
Less distributions
   Distributions from net investment income.............................................  (0.0074)       (0.0199)
   Distributions from net realized capital gains........................................       --             --
                                                                                          -------        -------
       Total distributions..............................................................  (0.0074)       (0.0199)
                                                                                          -------        -------
Net asset value at end of period........................................................  $  1.00        $  1.00
                                                                                          =======        =======
Total return............................................................................     0.75%          2.01%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................  $15,239        $    28
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................     0.23%(2)       0.62%(2)
     Before advisory/administration fee waivers.........................................     0.96%(2)       1.26%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................     2.23%(2)       1.94%(2)
     Before advisory/administration fee waivers.........................................     1.50%(2)       1.30%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                The PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              PENNSYLVANIA MUNICIPAL MONEY MARKET
                                                                                                           PORTFOLIO
                                                                                             --------------------------------------
                                                                                                  INSTITUTIONAL            SERVICE
                                                                                                      CLASS                 CLASS
                                                                                             -----------------------       --------

                                                                                                            FOR THE
                                                                                                             PERIOD
                                                                                               YEAR         6/1/93(1)        YEAR
                                                                                              ENDED         THROUGH         ENDED
                                                                                             9/30/94        9/30/93        9/30/94
                                                                                             --------       --------       --------
Net asset value at beginning of period...................................................... $   1.00       $   1.00       $  1.00
                                                                                             --------       --------       -------
Income from investment operations
   Net investment income....................................................................   0.0247         0.0078        0.0221
   Net realized gain (loss) on investments..................................................      --             --             --
                                                                                             --------       --------       -------
       Total from investment operations.....................................................   0.0247         0.0078        0.0221
                                                                                             --------       --------       -------
Less distributions
   Distributions from net investment income.................................................  (0.0247)       (0.0078)      (0.0221)
   Distributions from net realized capital gains............................................      --             --             --
                                                                                             --------       --------       -------
       Total distributions..................................................................  (0.0247)       (0.0078)      (0.0221)
                                                                                             --------       --------       -------
Net asset value at end of period............................................................ $   1.00       $   1.00       $  1.00
                                                                                             ========       ========       =======
Total return................................................................................     2.49%          0.78%         2.24%
Ratios/Supplemental data
   Net assets at end of period (in thousands)............................................... $158,102       $  2,242       $60,560
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............................................     0.16%          0.09%(2)      0.42%
     Before advisory/administration fee waivers.............................................     0.73%          0.97%(2)      0.99%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............................................     2.64%          2.15%(2)      2.31%
     Before advisory/administration fee waivers.............................................     2.07%          1.27%(2)      1.75%

                                                                                               PENNSYLVANIA MUNICIPAL
                                                                                               MONEY MARKET PORTFOLIO
                                                                                              -----------------------
                                                                                                             SERIES A
                                                                                               SERVICE       INVESTOR
                                                                                                CKASS         CLASS
                                                                                              --------       --------
                                                                                               FOR THE        FOR THE
                                                                                               PERIOD         PERIOD
                                                                                              6/11/93(1)     12/28/93(1)
                                                                                              THROUGH         THROUGH
                                                                                              9/30/93         9/30/94
                                                                                              --------       ---------
Net asset value at beginning of period......................................................  $  1.00        $   1.00
                                                                                              -------        --------
Income from investment operations
   Net investment income....................................................................   0.0074          0.0153
   Net realized gain (loss) on investments..................................................       --              --
                                                                                              -------        --------
       Total from investment operations.....................................................   0.0074          0.0153
                                                                                              -------        --------
Less distributions
   Distributions from net investment income.................................................  (0.0074)        (0.0153)
   Distributions from net realized capital gains............................................       --              --
                                                                                              -------        --------
       Total distributions..................................................................  (0.0074)        (0.0153)
                                                                                              -------        --------
Net asset value at end of period............................................................  $  1.00        $   1.00
                                                                                              =======        ========
Total return................................................................................     0.74%           1.58%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............................................  $ 8,919        $    139
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............................................     0.32%(2)        0.65%(2)
     Before advisory/administration fee waivers.............................................     1.20%(2)        1.22%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............................................     2.42%(2)        2.11%(2)
     Before advisory/administration fee waivers.............................................     1.54%(2)        1.54%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                       NORTH CAROLINA
                                                                                                   MUNICIPAL MONEY MARKET
                                                                                                          PORTFOLIO
                                                                                                   -----------------------
                                                                                                        INSTITUTIONAL
                                                                                                            CLASS
                                                                                                   ----------------------
                                                                                                                  FOR THE
                                                                                                                   PERIOD
                                                                                                     YEAR          5/4/93(1)
                                                                                                    ENDED         THROUGH
                                                                                                   9/30/94        9/30/93
                                                                                                   --------       -------
Net asset value at beginning of period..........................................................   $   1.00      $   1.00
                                                                                                   --------      --------
Income from investment operations
   Net investment income........................................................................     0.0249        0.0097
   Net realized gain (loss) on investments......................................................       --              --
                                                                                                   --------      --------
       Total from investment operations.........................................................     0.0249        0.0097
                                                                                                   --------      --------
Less distributions
   Distributions from net investment income.....................................................    (0.0249)      (0.0097)
   Distributions from net realized capital gains................................................        --             --
                                                                                                   --------      --------
       Total distributions......................................................................    (0.0249)      (0.0097)
                                                                                                   ---------      -------
Net asset value at end of period................................................................   $   1.00      $   1.00
                                                                                                  =========      ========
Total return....................................................................................       2.52%         0.97%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...................................................   $ 69,673      $ 34,135
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..................................................       0.10%         0.10%(2)
     Before advisory/administration fee waivers.................................................       0.76%         0.81%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..................................................       2.53%         2.35%(2)
     Before advisory/administration fee waivers.................................................       1.87%         1.64%(2)

                                                                                                       NORTH CAROLINA
                                                                                                   MUNICIPAL MONEY MARKET
                                                                                                          PORTFOLIO
                                                                                                   ----------------------
                                                                                                          SERVICE
                                                                                                           CLASS
                                                                                                          -------
                                                                                                          FOR THE
                                                                                                           PERIOD
                                                                                                         4/29/94(1)
                                                                                                          THROUGH
                                                                                                          9/30/94
                                                                                                          -------
Net asset value at beginning of period.........................................................         $   1.00
                                                                                                        --------
Income from investment operations
   Net investment income.......................................................................           0.0099
   Net realized gain (loss) on investments.....................................................               --
                                                                                                         -------
       Total from investment operations........................................................           0.0099
                                                                                                         -------
Less distributions
   Distributions from net investment income....................................................          (0.0099)
   Distributions from net realized capital gains...............................................               --
                                                                                                         -------
       Total distributions.....................................................................          (0.0099)
                                                                                                        --------
Net asset value at end of period...............................................................         $   1.00
                                                                                                        ========
Total return...................................................................................             0.99%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..................................................         $     -- (3)
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.................................................             0.36%(2)
     Before advisory/administration fee waivers................................................             1.02%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.................................................             2.54%(2)
     Before advisory/administration fee waivers................................................             1.87%(2)

                                                                                                   VIRGINA MUNICIPAL
                                                                                                      MONEY MARKET
                                                                                                       PORTFOLIO
                                                                                                   -----------------
                                                                                                      INSTITUTIONAL
                                                                                                          CLASS
                                                                                                   -----------------
                                                                                                         FOR THE
                                                                                                          PERIOD
                                                                                                         7/25/94(1)
                                                                                                         THROUGH
                                                                                                         9/30/94
                                                                                                         -------
Net asset value at beginning of period.........................................................        $   1.00
                                                                                                       --------
Income from investment operations
   Net investment income.......................................................................          0.0053
   Net realized gain (loss) on investments.....................................................              --
                                                                                                       --------
       Total from investment operations........................................................          0.0053
                                                                                                       --------
Less distributions
   Distributions from net investment income....................................................         (0.0053)
   Distributions from net realized capital gains...............................................              --
                                                                                                       --------
       Total distributions.....................................................................         (0.0053)
                                                                                                       --------
Net asset value at end of period...............................................................        $   1.00
                                                                                                       ========
Total return...................................................................................            0.53%
Ratios/Supplemental data
   Net assets at end of period (in thousands)..................................................        $ 13,831
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.................................................            0.10%(2)
     Before advisory/administration fee waivers................................................            1.02%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.................................................            2.89%(2)
     Before advisory/administration fee waivers................................................            1.97%(2)

-------------
(1) Commencement of operations.

(2) Annualized.

(3) There were no Service shares outstanding as of September 30, 1994.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1994

     The PNC Fund (the "Fund") was organized on December 22, 1988 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of twenty-five separate Portfolios: Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio, Balanced Portfolio, Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio, International Fixed Income Portfolio and Government Income Portfolio. As of September 30, 1994, the International Fixed Income Portfolio and Government Income Portfolio had not commenced operations. This report relates solely to Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio and Virginia Municipal Money Market Portfolio (the "Portfolios").

     Each Portfolio (except Money Market Portfolio) has three classes of shares, one class being referred to as the Service shares, one class being referred to as the Institutional shares and one class being referred to as the Series A Investor shares. Money Market Portfolio has a fourth class of shares being referred to as the Series B Investor shares. No Series B Investor shares had been issued for the Money Market Portfolio through September 30, 1994. Series A Investor, Series B Investor, Institutional and Service shares in a Portfolio represent equal pro rata interests in such Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Series A Investor shares bear the expense of the Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor shares. Series B Investor shares bear the expense of the Series B Distribution Plan at an annual rate not to exceed .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Series B Investor shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Under the Fund's Service Plan, Service shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares. Service shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares for other shareholder support activities provided by service organizations. Institutional shares do not bear the expense of the Distribution and Service Plan, the Service Plan, the Series B Distribution Plan or the Series B Service Plan. The Series A Investor and Service classes are currently bearing such respective expenses at annual rates of .50% of the average daily net asset value of Series A Investor shares and at rates aggregating .30% of the average daily net asset value of Service shares.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation -- Portfolio securities are valued under the amortized cost method which approximates current market value. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate amortization of any discount or premium is recorded until the

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

maturity of the security. Regular review and monitoring of the valuation is performed in an attempt to avoid dilution or other unfair results to shareholders. The Fund seeks to maintain the net asset value per share of each Portfolio at $1.00.

     Dividends to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Net realized short-term capital gains, if any, will be distributed at least annually.

     Federal Taxes -- No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Interest income is recorded on the accrual basis. Certain expenses, principally Service and Distribution fees, are class specific expenses. Expenses not directly attributable to a specific Portfolio or class are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Organization Costs -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment adviser for each of the Fund's Portfolios. PNC Bank serves as the sub-adviser for each of the Funds' Portfolios. PNC Bank is an indirect wholly-owned subsidiary of PNC Bank Corp.

     For its advisory services, PIMC is entitled to receive fees, computed daily and payable monthly based on each Portfolio's average daily net assets, at the following annual rates: .45% of the first $1 billion, .40% of the next $1 billion, .375% of the next $1 billion, and .35% of net assets in excess of $3 billion.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Portfolio. For the year ended September 30, 1994, advisory fees and waivers for each Portfolio were as follows:

                                                           GROSS                                 NET
                                                       ADVISORY FEE          WAIVER         ADVISORY FEE
                                                    -------------------    ----------    -------------------
Money Market Portfolio...........................        $4,311,077        $3,359,847          $951,230
Municipal Money Market Portfolio.................           771,325           599,920           171,405
Government Money Market Portfolio................         1,267,972           986,201           281,771
Ohio Municipal Money Market Portfolio............           224,662           217,938             6,724
Pennsylvania Municipal Money Market Portfolio....           378,994           336,382            42,612
North Carolina Municipal Money Market
  Portfolio......................................           249,914           249,914                --
Virginia Municipal Money Market Portfolio........             8,925             8,925                --

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Provident Distributors, Inc. ("PDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .15% of the first $500 million, .13% of the next $500 million,
 .11% of the next $1 billion and .10% of net assets in excess of $2 billion.

     PFPC and PDI may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio. For the year ended September 30, 1994, administration fees and waivers for each Portfolio were as follows:

                                                           GROSS                                 NET
                                                    ADMINISTRATION FEES      WAIVER      ADMINISTRATION FEES
                                                    -------------------    ----------    -------------------
Money Market Portfolio...........................        $1,344,415          $541,066          $803,349
Municipal Money Market Portfolio.................           257,109           214,178            42,931
Government Money Market Portfolio................           422,657           289,756           132,901
Ohio Municipal Money Market Portfolio............            74,887            72,646             2,241
Pennsylvania Municipal Money Market Portfolio....           126,331           114,573            11,758
North Carolina Municipal Money Market
  Portfolio......................................            83,304            83,304                --
Virginia Municipal Money Market Portfolio........             2,975             2,975                --

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PIMC, PFPC and PDI have also voluntarily agreed to reimburse for expenses in the amount of $27,547 with respect to the Ohio Municipal Money Market Portfolio, $25,362 with respect to the Pennsylvania Municipal Money Market Portfolio and $35,738 with respect to the North Carolina Municipal Money Market Portfolio and $6,421 with respect to the Virginia Municipal Money Market Portfolio for the year ended September 30, 1994.

     PIMC, PFPC and PDI have also agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the year ended September 30, 1994.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

(C)  CAPITAL SHARES

     The Portfolios have each sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, acquisitions, reinvestments, and redemptions is the same as the dollar amounts shown below for such transactions.

     Transactions in capital shares for each period were as follows:

                                                                                 MUNICIPAL
                                       MONEY MARKET PORTFOLIO              MONEY MARKET PORTFOLIO
                                 ----------------------------------    ------------------------------
                                  FOR THE YEAR       FOR THE YEAR      FOR THE YEAR     FOR THE YEAR
                                      ENDED              ENDED             ENDED            ENDED
                                  SEPTEMBER 30,      SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                      1994               1993              1994             1993
                                 ---------------    ---------------    -------------    -------------
Shares sold:
  Institutional Class.........   $ 1,541,859,975    $   658,187,692    $ 112,801,931    $  53,876,801
  Service Class...............     3,340,513,140      2,792,438,653      626,534,455      406,177,364
  Series A Investor Class.....        10,165,172         21,144,569           57,540        2,596,081
Shares issued in acquisition
  Institutional Class.........                --                 --               --               --
  Service Class...............         3,334,564                 --               --               --
  Series A Investor Class.....                --                 --               --               --
Shares issued in reinvestment
  of dividends:
  Institutional Class.........             1,406                 --               --               --
  Service Class...............         2,125,570            653,541          305,101           93,985
  Series A Investor Class.....            54,629              2,066              619              426
Shares redeemed:
  Institutional Class.........    (1,474,467,520)      (222,618,861)    (121,338,119)     (14,728,613)
  Service Class...............    (3,185,344,683)    (3,215,761,266)    (587,403,447)    (437,484,610)
  Series A Investor Class.....        (5,926,562)       (21,097,763)         (32,023)      (2,581,441)
                                 ---------------    ---------------    -------------    -------------
Net increase..................   $   232,315,691    $    12,948,631    $  30,926,057    $   7,949,993
                                 ===============    ===============    =============    =============

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                            GOVERNMENT                                OHIO MUNICIPAL
                                                      MONEY MARKET PORTFOLIO                      MONEY MARKET PORTFOLIO
                                             ----------------------------------------    ----------------------------------------
                                                                                                                 FOR THE PERIOD
                                                FOR THE YEAR          FOR THE YEAR          FOR THE YEAR         JUNE 1,1993(1)
                                                   ENDED                 ENDED                 ENDED           THROUGH SEPTEMBER
                                             SEPTEMBER 30, 1994    SEPTEMBER 30, 1993    SEPTEMBER 30, 1994         30, 1993
                                             ------------------    ------------------    ------------------    ------------------
Shares sold:
  Institutional Class....................     $   228,682,656        $   26,173,814        $ 125,595,359          $ 13,864,950
  Service Class..........................       1,915,338,460         1,004,437,512          158,217,405            31,975,195
  Series A Investor Class................           1,753,740             4,865,523              115,346                    --
Shares issued in reinvestment
  of dividends:
  Institutional Class....................                   0                    --               15,291                    --
  Service Class..........................           1,768,196               609,167              194,375                10,385
  Series A Investor Class................               1,952                 2,127                  909                    --
Shares redeemed:
  Institutional Class....................        (204,678,202)          (12,660,547)        (127,116,173)           (1,838,333)
  Service Class..........................      (1,729,686,389)         (979,906,392)        (129,582,395)          (16,746,831)
  Series A Investor Class................            (149,412)           (4,818,124)             (88,672)                   --
                                              ---------------        --------------        -------------          ------------
Net increase.............................     $   213,031,001        $   38,703,080        $  27,351,445          $ 27,265,366
                                              ===============        ==============        =============          ============

                                                                                                               VIRGINIA MUNICIPAL
                                PENNSYLVANIA MUNICIPAL                     NORTH CAROLINA MUNICIPAL               MONEY MARKET
                                MONEY MARKET PORTFOLIO                      MONEY MARKET PORTFOLIO                 PORTFOLIO
                       ----------------------------------------    ----------------------------------------    ------------------
                                               FOR THE PERIOD                              FOR THE PERIOD        FOR THE PERIOD
                          FOR THE YEAR        JUNE 1, 1993(1)         FOR THE YEAR         MAY 1, 1993(1)       JULY 25, 1994(1)
                             ENDED           THROUGH SEPTEMBER           ENDED                THROUGH               THROUGH
                       SEPTEMBER 30, 1994         30, 1993         SEPTEMBER 30, 1994    SEPTEMBER 30, 1993    SEPTEMBER 30, 1994
                       ------------------    ------------------    ------------------    ------------------    ------------------
Shares sold:
  Institutional
    Class............     $ 376,513,609          $ 22,693,888         $ 323,582,453         $ 78,064,992           $15,828,907
  Service Class......       130,876,896            15,997,372               648,753                   --                    --
  Series A Investor
    Class............           161,583                    --                    --                   --                    --
Shares issued in
  reinvestment of
  dividends:
  Institutional
    Class............             4,063                24,291                20,890                  375                    --
  Service Class......           271,409                25,722                   806                   --                    --
  Series A Investor
    Class............               595                    --                    --                   --                    --
Shares redeemed:
  Institutional
    Class............      (220,657,499)          (20,476,174)         (288,065,877)         (43,929,824)           (1,997,809)
  Service Class......       (79,507,178)           (7,104,458)             (649,559)                  --                    --
  Series A Investor
    Class............           (23,169)                   --                    --                   --                    --
                          -------------          ------------         -------------         ------------           -----------
Net increase.........     $ 207,640,309          $ 11,160,641         $  35,537,466         $ 34,135,543           $13,831,098
                          =============          ============         =============         ============           ===========

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

(D)  AT SEPTEMBER 30, 1994, NET ASSETS CONSISTED OF:

                                                                                               OHIO
                                                            MUNICIPAL       GOVERNMENT      MUNICIPAL
                                          MONEY MARKET     MONEY MARKET    MONEY MARKET    MONEY MARKET
                                           PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                         --------------    ------------    ------------    ------------
Capital paid in.......................   $1,083,262,285    $164,029,715    $412,002,635     $54,616,811
Accumulated net realized gain (loss)
on investment transactions............             (637)        (22,960)          5,121          (2,285)
                                         --------------    ------------    ------------     -----------
                                         $1,083,261,648    $164,006,755    $412,007,756     $54,614,526
                                         ==============    ============    ============     ===========

                                                                              NORTH
                                                           PENNSYLVANIA      CAROLINA        VIRGINIA
                                                            MUNICIPAL       MUNICIPAL       MUNICIPAL
                                                           MONEY MARKET    MONEY MARKET    MONEY MARKET
                                                            PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                           ------------    ------------    ------------
Capital paid in........................................    $218,800,950     $69,673,009     $13,831,098
Accumulated net realized gain (loss)
on investment transactions.............................             130            (112)             20
                                                           ------------     -----------     -----------
                                                           $218,801,080     $69,672,897     $13,831,118
                                                           ============     ===========     ===========

(E)  CAPITAL LOSS CARRYOVER

     At September 30, 1994, capital loss carryovers were available to offset possible future realized capital gains as follows: $637 in the Money Market Portfolio which expire in 2002, $22,960 in the Municipal Money Market Portfolio which expire in 2002, $2,285 in the Ohio Municipal Money Market Portfolio which expire in 2002, and $112 in the North Carolina Municipal Money Market Portfolio which expire in 2001.

(F) ACQUISITION OF THE MONEY MARKET PORTFOLIO OF THE PNC FINANCIAL COMMON TRUST FOR RETIREMENT ASSETS

     On December 27, 1993, The PNC Fund acquired all the assets of the Money Market Portfolio of the PNC Financial Common Trust for Retirement Assets from the participants of these accounts. The acquisition was accomplished by a tax-free exchange of assets with a value of $3,334,564 for 3,334,564 shares of the Service class of the Money Market Portfolio at $1.00 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE PNC FUND:

     We have audited the accompanying statements of net assets of The PNC Fund (Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, and the Virginia Municipal Money Market Portfolios), as of September 30, 1994, and the related statements of operations for the year (or period) then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of September 30, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The PNC Fund (Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, and the Virginia Municipal Money Market Portfolios), as of September 30, 1994, and the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 23, 1994

----------------------------------------------------
----------------------------------------------------

Investment Adviser
  PNC Institutional Management
     Corporation
  Wilmington, Delaware 19809

Sub-Adviser and Custodian
  PNC Bank, National Association
  Philadelphia, Pennsylvania 19101

Co-Administrator and Transfer Agent
  PFPC Inc.
  Wilmington, Delaware 19809

Co-Administrator and Distributor
  Provident Distributors, Inc.
  Radnor, Pennsylvania 19087

Counsel
  Drinker Biddle & Reath
  Philadelphia, Pennsylvania 19107

Independent Accountants
  Coopers & Lybrand, L.L.P.
  Philadelphia, Pennsylvania 19103
PNCI-T-01M
----------------------------------------------------
----------------------------------------------------




----------------------------------------------------
----------------------------------------------------
                [NEW LOGO TO COME]

                 THE PNC(R) FUND
              MONEY MARKET PORTFOLIO
         MUNICIPAL MONEY MARKET PORTFOLIO

        GOVERNMENT MONEY MARKET PORTFOLIO

               OHIO MUNICIPAL MONEY
                 MARKET PORTFOLIO

           PENNSYLVANIA MUNICIPAL MONEY
                 MARKET PORTFOLIO

          NORTH CAROLINA MUNICIPAL MONEY
                 MARKET PORTFOLIO

             VIRGINIA MUNICIPAL MONEY
                 MARKET PORTFOLIO
          Annual Report to Shareholders
                September 30, 1994

----------------------------------------------------
----------------------------------------------------